SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) December 19, 2001
                                                        -----------------

                            Jaguar Investments, Inc.
                            ------------------------
               (Exact name of registrant as specified in Charter)



           Nevada                        0-25753                  87-0449667
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission              (IRS employer
      of incorporation)                 file no.)            identification no.)




30 Broad Street, 43rd Floor, New York, NY                               10004
-----------------------------------------                             ----------
(Address of Principal Executive Offices)                              (Zip Code)



        Registrant's telephone number, including area code (212) 269-2659
                                                           --------------


               7025 E. First Avenue, Suite 5, Scottsdale, AZ 85251
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Forward Looking Statements

         This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's financial statements and the related notes that appear elsewhere in this report and Registrant's quarterly report on Form 10-QSB for the three months ended September 30, 2001, as filed with the Securities and Exchange Commission (the "Commission").

Item 1.  Changes in Control of Registrant.

         Pursuant to an Agreement and Plan of Share Exchange, dated as of September 24, 2001, and as amended as of November 8, 2001 and November 9, 2001 (the "Exchange Agreement"), by and among Jaguar Investments, Inc., a Nevada corporation ("Jaguar"), Premier Sports Media and Entertainment Group, Inc., a New York corporation ("Premier"), and the shareholders of Premier (collectively, the "Shareholders"), Jaguar agreed to issue to the Shareholders an aggregate of 1,000,000 shares of Jaguar's common stock, par value $.001 per share (the "Jaguar Common Stock"), in exchange for all of the issued and outstanding shares of Premier's common stock, par value $.01 per share (the "Premier Common Stock"). The closing of the exchange (the "Closing") occurred on December 19, 2001 (the "Closing Date").

         At the Closing, the Shareholders were issued an aggregate of 1,000,000 shares of Premier Common Stock, which shares (after giving effect to such issuance) represented approximately 8% of the total then issued and outstanding shares of Jaguar Common Stock. Pursuant to the Exchange Agreement, on the Closing Date, Ian Rice, Jaguar's sole director and Chairman, resigned as Chairman and appointed Gregory Ricca as Chief Executive Officer and a director of Jaguar, and, thereafter, Mr. Rice resigned as a director of Jaguar. Subject to and effective upon compliance with Rule 14f-1 under the Securities Exchange Act of 1934, it is expected that Mr. Ricca will appoint additional directors of Jaguar.

         Immediately following the Closing, Mr. Rice, the then owner of 10,000,000 shares of Jaguar Common Stock, entered into an agreement with R & M Capital Partners, Inc., a New York corporation wholly owned by Mr. Richard Milano, one of the Shareholders ("R & M"), pursuant to which Mr. Rice agreed to sell 9,000,000 of his shares of Jaguar Common Stock to R & M and/or certain permitted designees of R & M, for an aggregate consideration of $20,000. The sale was consummated on December 21, 2001, at which time Mr. Rice sold 9,000,000 of his shares of Jaguar Common Stock, of which 6,500,000 shares were acquired by R & M, 600,000 shares were acquired by Amerman Investments LLC ("Amerman"), 300,000 shares were acquired by Smoke Rise Investments LLC ("Smoke Rise"), 1,000,000 shares were acquired by G-P USW, Inc. ("G-P") and 600,000 shares were acquired by Alder Investments LLC ("Alder"). Simultaneously, Jaguar granted certain demand and "piggyback" registration rights to each of Amerman, Smoke Rise, G-P and Alder. As the 6,500,000 shares of Jaguar Common Stock acquired by R & M, represent approximately 52% of the total issued and outstanding capital stock of Jaguar, R & M is in control of Jaguar.

         The details of the transaction, including all information required by
Item 1 of this Current Report on Form 8-K (this "Report"), are set forth in "Item 2. Acquisition or Disposition of Assets" below, the contents of which are incorporated by reference herein.

Item 2.  Acquisition or Disposition of Assets.

Overview of the Transaction
---------------------------

         The information below is a summary description of the Exchange Agreement and is qualified in its entirety by reference to the Exchange Agreement and related documents that the Registrant has filed as exhibits to this Report.

         Pursuant to the Exchange Agreement, on the Closing Date Jaguar issued an aggregate of 1,000,000 shares of Jaguar Common Stock to the Shareholders and in exchange the Shareholders conveyed to Jaguar all of the issued and outstanding shares of Premier Common Stock, consisting of an aggregate of 388,889 shares. The ratio of 1,000,000 shares of Jaguar Common Stock for 388,889 shares of Premier Common Stock (the "Exchange Ratio") was determined arbitrarily by the parties to the Exchange Agreement, and the parties did not assign any value to the shares of Jaguar Common Stock or the shares of Premier Common Stock.

         In connection with the Exchange Agreement, the following transactions took place on or before the Closing Date:

         - Each holder of a warrant to purchase shares of Premier Common Stock executed a written agreement, pursuant to which such holder agreed that upon exercise of such warrant after the Closing the holder would be entitled to receive shares of Jaguar Common Stock in lieu of shares of Premier Common Stock determined on the basis of the Exchange Ratio.

         - Ian Rice resigned as Chairman of Jaguar and appointed Gregory Ricca as Chief Executive Officer and a director of Jaguar. Immediately following the Closing, Mr. Rice resigned as a director of Jaguar.

Description of Jaguar's Business
--------------------------------

         Jaguar was formed in Nevada on October 28, 1987. Since its inception, Jaguar has not engaged in an material business operations until the acquisition of 100% of the issued and outstanding shares of common stock of Premier Sports Media and Entertainment Group, Inc., a New York corporation ("Premier"). The acquisition of all the issued and outstanding shares of Premier's Common Stock was completed on December 19, 2001 by a share exchange (the "Share Exchange") whereby Jaguar acquired 388,889 shares of Premier's Common Stock in exchange for 1,000,000 of Jaguar's common stock, all of which are restricted regarding transferability. The shares of Jaguar's common stock issued to the shareholders of Premier represented approximately 8% of the total issued and outstanding shares of Jaguar common stock immediately after the Share Exchange. As a result of the Share Exchange, Jaguar now carries on business through its wholly-owned subsidiary Premier, which maintains its business office at 30 Broad Street, New York, NY 10004.

Description of Premier's Business
---------------------------------

Overview
--------

         Premier was incorporated as Premier Sports Media Group, Inc., a New York corporation, in September 2000. In January 2001, it changed its name to Premier Sports Media and Entertainment Group, Inc.

         Premier is a sports, media and entertainment company. Its mission is to expand (through the acquisition of related and/or complimentary companies) to create a diverse, sports, media and entertainment company. Premier expects its core business interests to include television programming, motion picture production, memorabilia, publishing, boxing promotion, event production and marketing. Premier's goal is to develop a cohesive business structure that can produce, finance, promote and bring to market packaged products that meet the growing consumer demand for sports, media and entertainment productions. Premier is relying upon the increasing popularity of sports and entertainment to accomplish these goals.

         In furtherance of Premier's corporate mission, in 2001 Premier acquired Explosion Promotions, Inc. ("Explosion") and CNB Sports and Entertainment, Inc. ("CNBE") as wholly owned subsidiaries, and formed Premier Publishing Group, Inc. ("PPG"). Explosion is engaged in the businesses of boxing promotion and television production. CNBE is an entertainment finance and property management company. PPG intends to create and distribute magazines that focus on and are edited by legendary sports and entertainment personalities. Hereinafter, references to Jaguar or the "Company" shall include Premier, Explosion CNBE and PPG.

Explosion Promotions, Inc.
--------------------------

History

         In April 2001, Premier acquired Explosion Promotions, Inc. ("Explosion") through a merger of Explosion with and into Premier's wholly owned subsidiary, Premier Boxing, Inc. ("PBI"). Upon completion of the merger, PBI changed its name to Explosion. As consideration for the merger, Premier issued an aggregate of 250,000 shares of its common stock to the shareholders of Explosion, and a promissory note in the principal amount of One Million Eight Hundred Seventy-Eight Thousand One Hundred Eighty Five Dollars and Sixty Nine Cents ($1,878,185.69) to The D.A.R. Group, Inc., a creditor of Explosion. The promissory note is due and payable on or before March 31, 2002. In addition, Premier granted the shareholders of Explosion a right of first refusal with respect to any proposed sale, transfer or disposition of the shares or assets of Explosion.

Business

         Explosion is engaged in the businesses of boxing promotion and television production. During 2000 and early 2001, Explosion produced a boxing talk show known as Inside the Ring that was aired on the Madison Square Garden television cable network. Explosion is currently seeking a syndication partner to produce and distribute additional. Inside the Ring shows. Also during 2000 and 2001, Explosion produced approximately 30 boxing matches that were aired on the ESPN 2 television cable network. Lastly, during late 1999 through early 2001, Explosion operated a boxing gym in Garden City, New York, that proved unprofitable and was closed. '

         Explosion's business plan is to build upon its record as a boxing promoter and producer of a boxing talk show and create a boxing-based multidimensional leisure-time company. Explosion intends to implement a marketing strategy to heighten and maintain awareness of Explosion and its boxers, with the belief that the Explosion name will be associated with the best that boxing has to offer.

         Explosion's business strategy includes the following:

     o Expanding the promotions business through the signing of new boxing talent. Explosion intends to continue to sign promotional contracts with young boxers who are just beginning their professional careers, such as it has done in the past with David Jackson (2000 Olympian), Mike Brittingham (who defeated Prince Naseem Hamed as an amateur), and Dorian Beaupierre, as well as with other talented, well-known boxers. In addition, Explosion hopes to continue to make matches for Eric Harding, a current light heavyweight contender, and to sign at least one "superstar" boxer per year for the next four years. Explosion hopes these boxers will help enhance other Explosion businesses. Some examples of this include having these boxers make appearances on Inside the Ring and at Explosion gyms, visiting Explosion-supported charities, and "chatting" with fans over the Internet.

     o Producing and distributing its own syndicated, televised live boxing events and its boxing talk show, Inside the Ring. Explosion has created a promotional/pilot video with TalentWorks, Inc., to assist Explosion and TalentWorks in syndicating its re-vamped boxing talk show, Inside the Ring, and developing a live boxing show series that Explosion hopes will become syndicated. TalentWorks is an independent production company that produced the "Tuesday Night Fights" boxing series for USA Networks from 1990 to 1995, and that serves as the remote production team for the new boxing series "ESPN2 Friday Night Fights" and the new "BattleBots" series for Comedy Central Networks. Explosion hopes to utilize its business relationship with TalentWorks to obtain directorial and filming services, including, producing Inside the Ring and the live boxing show, acquiring talent, selling advertising, and syndicating these shows to broadcast outlets. Explosion also hopes that the proposed series will allow it to build upon its successes in 2000 and 2001, when it produced successful boxing shows for ESPN, and to revamp its Inside the Ring show, which is a unique boxing talk show.

     o Building a new gym facility (i.e., Pug's Boxing Club). Explosion plans to utilize the knowledge and experience it gained from its operation of a gym in Garden City, New York, to open additional new facilities, and to attract amateur, professional and civilian boxers to exercise and train at Explosion's own facilities. Explosion also plans on building a new gym facility, Pug's Boxing Club, to be located in New York City, where recreational boxers, amateurs and professionals will be able to share a common training ground. In addition, Explosion hopes to launch a boxing health club designed to appeal to both boxers and others who want to include boxing, kickboxing or the martial arts into their workouts.

     o Opening a professional boxing training camp (Explosion Professional Training Camp). In addition, Explosion hopes to build upon its experience in boxing to build a professional boxing training camp. Explosion plans on marketing this camp to boxers, managers and promoters. Explosion plans to build this facility at a location that is within a one-hour drive of New York City.

     o Launching an Internet strategy. Explosion plans to establish an interactive Internet site that will allow it to distribute information (the website will include vital statistics about Explosion, CNBE and PPG, information about management, the fighters, upcoming events and more), support home pages and e-mail for boxers, and offer visitors access to sports entertainment content and limited shopping. Explosion expects that this website will enable interactive polling and voting during live events, promote upcoming boxing matches, Explosion television shows, and generate revenue from direct or auctioned sales of boxing memorabilia, t-shirts and other merchandise. In addition, Explosion intends to create revenue through advertising, sponsorship and hyperlinks to Explosion's strategic business partners, which may include boxing venues, casinos, bus operators, restaurants, sports bars and hotels.

     o Implementing a marketing plan for Explosion's not-for-profit efforts. Explosion intends to use its resources to implement charity-related marketing programs that are designed to associate the Explosion name and "brand" with significant donations to high profile charitable causes. Specifically, Explosion plans to assist deserving charities by using cause related marketing techniques to associate the Explosion name and the names of its boxers with deserving causes, and as a means to cross-promote particular events


         By signing new boxing talent and implementing a new promotions strategy, and adding new businesses in the areas of television, gym and training, and the Internet, Explosion hopes to vertically integrate its operations, maximize investments in its infrastructure, minimize marketplace risks, implement a coordinated marketing plan, and reap the financial rewards of diversification. As separate businesses, Explosion believes that each of its enterprises could produce significant revenue; however, as a whole, Explosion anticipates that it will greatly benefit from the synergy inherent in the diversified boxing-based enterprise.


CNB Sports and Entertainment, Inc.
----------------------------------

History

         In April 2001, Premier acquired CNB Sports and Entertainment, Inc. ("CNBE") through a merger of CNBE with and into Premier's wholly owned subsidiary, Premier Entertainment Group, Inc. ("PEG"). Upon completion of the merger, PEG changed its name to CNBE. As consideration for the merger, Premier issued ten percent (10%) of its common stock to Mr. John Halle, the former sole shareholder of PEG. In addition, Premier granted Mr. Halle the following rights:

     o Twenty-five percent (25%) of the net profits from all business and transactions originating from CNBE;
     o The right of first refusal with respect to any proposed sale, transfer or disposition of the shares or assets of CNBE; and
     o Anti-dilution rights to protect his 10% interest in Premier which, as a result of the share exchange, will apply to Jaguar;

         In addition, Premier agreed to provide CNBE with a line of credit in an amount up to Eight Hundred Thousand Dollars ($800,000) to offset operating costs for the first six (6) months of CNBE's operation following the merger and a further line of credit in an amount up to Four Million Dollars ($4,000,000) for the financing costs associated with certain ventures to be undertaken by CNBE.

Business

         CNBE is an entertainment finance and property management company. CNBE seeks to identify commercially viable entertainment properties (films, TV programs, special/single-day events and music), secure financing for such properties and drive execution to deliver innovative, break-through entertainment to audiences worldwide. CNBE anticipates its core services will include capital acquisition, project development and entertainment property management. Premier believes CNBE will provide it with the experience to finance and produce entertainment projects and contribute synergistically to the advancement of Premier's corporate properties and ventures.

         Premier believes that CNBE is capable of effectively competing in this evolving marketplace based upon the fact that CNBE has either entered into arrangements for, or is in the process of negotiating for an interest in, several entertainment properties, including a proposed golf tournament, tentatively entitled, "The National Match Play Tournament", in which CNBE will be seeking to capitalize on the popularity of golf and on the recent emergence of reality based programming.

         Premier hopes that CNBE will provide it with the ability to fully finance these proposed properties and bring them to market over the next twelve
(12) to eighteen (18) months. Simultaneously with the development of the above properties, CNBE is also planning on pursuing the development of proposed other properties. In order to fund the early development stages of these other properties, CNBE plans to form, and seek to raise capital through, separate new entities.

         Film Finance
         ------------

         To display its film finance capabilities, CNBE hopes to partner with an A-list Hollywood producer in a joint venture to produce major motion pictures to be distributed over the next three (3) years.

         Other Projects
         --------------

         In addition to the projects described above, CNBE through a majority owned subsidiary, Film Realty Funding Company, LLC ("Film Realty"), has acquired approximately 210,000 square feet of property in Montreal (with an option to purchase an additional 200,00 square feet), upon which CNBE plans to build a film production studio. Film Realty acquired this property through the purchase of 90% of the outstanding common stock (with an option to purchase the additional 10%) of Partek, Inc., a Canadian corporation, which owned the property.

Premier Publishing Group, Inc.
------------------------------

History

         Premier Publishing Group, Inc. ("PPG") was formed in 2001 as a wholly owned subsidiary of Premier.

Business

         PPG's business model is the creation of magazines that focus on and are edited by legendary sports and entertainment personalities. Premier expects PPG to contribute to the penetration of Premier's target markets and deepen

Premier's presence in existing markets. PPG's initial plan includes contracting with well-recognized athletes and entertainers for a series of commemorative collector's edition issues each, a ("Commemorative Edition"). PPG's intent is to develop publications that are filled with insightful content, minimal but effective advertising, lifestyle segments and spotlight interviews reflecting the athletes and entertainers contributions to their industries and humanity. PPG anticipates that this enhanced content, coupled with and effective marketing strategy, will establish these magazines as premium publications. PPG is expected to utilize the appeal of such well-known personalities to elevate the magazines to a status as timeless memorabilia collectibles.

         Premier expects that PPG will be able to enter into agreements with strategic partners in development, production, content, promotion and web-design that will allow PPG to produce and distribute high quality publications and compete successfully within the current marketplace. Premier believes that PPG's management has the experience in creating, producing and distributing publications, as well as, important related areas such as marketing and web design, to form these strategic alliances.

         Premier expects to use the expertise of PPG's management to establish a template that can be utilized to turnkey future projects focusing on sports professionals, entertainers and musicians. Premier's other properties, including Explosion and CNBE, also include managers and officers that have experience in media and publishing. Premier hopes that the collaborative knowledge base of its businesses and professionals create an intellectual property that, in and of itself, will be the focal point in the creation of this media enterprise.

         The subject of PPG's first Commemorative Edition is expected to be Muhammad Ali. Premier and Mr. Ali's legal representatives have agreed, subject to the execution of a definitive agreement within the next thirty (30) days, that Mr. Ali will be named as Editor-in-Chief of the project. The magazine will be a one-time Commemorative Edition provisionally entitled Muhammad Ali's The Greatest. The Commemorative Edition will be an oversized, soft cover publication offered for sale as a collectible. It will contain photographs and stories featuring the history of the heavyweight championship that will profile no less than ten former heavyweight champions. Special profiles and photographs will be devoted to Muhammad Ali himself, including a cover page photo of the boxing legend. Mr. Ali will identify his picks for the top ten fighters of all-time and the top ten bouts in boxing history. The terms include approval by Columbia Pictures to include tie-ins to the December 2001 release of the Columbia motion picture "ALI", starring Will Smith. No assurance can be given that a definitive agreement will be executed with Mr. Ali or, if executed, that it will contain the foregoing expected terms.

         Description of Property
         -----------------------

         The Company's executive offices are temporarily located at 30 Broadway, 43rd Floor, New York, New York in the premises of The D.A.R. Group, Inc., a creditor of Premier and Explosion ("D.A.R."). At present the Company occupies its executive offices without a formal lease or rent obligation. The Company expects to enter into a sublease arrangement with D.A.R. to share office space within the next sixty (60) days. CNBE currently occupies separate premises under a lease which lease it expects to terminate and replace by relocating its employees to the Company's executive offices.

         Employees
         ---------

         Currently the Company has four (4) employees, including its Chief Executive Officer, Gregory Ricca and CNBE's President and Chief Executive Officer, John Halle. Mr. Ricca does not have a formal employment arrangement with the Company, has not received compensation from the Company for his services to date and does not expect to receive compensation in the future unless and until the Company's resources permit. Mr. Halle receives annual compensation from CNBE in the amount of $150,000.

         Management
         ----------

         Gregory Ricca, (Chief Executive Officer and the sole Director of the Company). Since March 2001, Mr. Ricca has been a Vice- President at TDG Partners, Ltd., an investment banking consulting firm located in New York City. From December 1993 to January 2001, Mr. Ricca was employed in various capacities at LCP Capital Corp., a broker/dealer located in New York City. Originally employed as a registered representative at LCP's predecessor firm, First Hanover

Securities, Inc., Mr. Ricca was appointed as the Branch Office Manager of the firm's New Jersey Office in July of 1996. In late 1998, he became the firm's Director of Compliance and reporting supervisor. In January of 2000, he became LCP's Chief Operating Officer. He holds various securities licenses including Series 7, 63 and 24.

         John Halle (President & Chief Executive Officer of CNBE). Mr. Halle has held the position of President and Chief Executive Officer at CNBE since April 5, 2001. Mr. Halle has also been the founder, president and CEO of CNB Capital, Inc., an investment banking firm, since its inception in 1994. Mr. Halle has also held the position of Chief Executive Officer of CNBE since its inception in 1998. Mr. Halle attended the University of New Hampshire and participated in their business management program.

         Security Ownership of Certain Beneficial Owners and Management.
         ---------------------------------------------------------------

         The following table sets forth information available to the Company, as of December 21, 2001 with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) any holder of more than five percent (5%) of the outstanding shares; (ii) the Company's officers and directors; and
(iii) the Company's officers and directors as a group:

Name and Address of Beneficial     Shares of Common Stock     Percentage (%) of
------------------------------     ----------------------     -----------------
Owner (1):                                 Owned:             Common Stock (2):
----------                                 ------             -----------------


R&M Capital Partners Inc.                 6,500,000                  52%
545 8th Avenue, Suite 401
New York NY 10018

Richard Milano (3)                          125,000                   1%
39 Berglund Avenue
Staten Island, NY 10314

Ian Rice                                  1,000,000                   8%
7025 E. First Avenue, Suite 5
Scottsdale, AZ 85251

G-P USW, Inc.                             1,000,000                   8%
2295 Corporate Boulevard, N.W.
Suite 222
Boca Raton, FL 33431

John Halle (4)                              100,000                  .8%
80 South Road
North Hampton, NH 03862

Gregory Ricca (4)                              none                  .0%
30 Broad Street
New York, New York 10004


All officers and directors                  100,000                  .8%
as a group (two (2) persons)(4)

(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (1) to Item 403 (b) of Regulation S-B of the Securities Exchange Act.
(2)      Percentages are approximate.
(3) In addition to his individual shares, Richard Milano has the exclusive right to vote all the shares of R&M Capital Partners, Inc., thus giving Mr. Milano the right to vote an excess of 53% of the shares in the Company.
(4) John Halle is the President and Chief Executive Officer of CNBE and Gregory Ricca is the Chief Executive Officer and sole director of the Company.

Risk Factors.
-------------

         Prospective investors should carefully consider the following risks, in addition to the other information contained in this Report, concerning the Company, before making any investment in the Company's securities.

PREMIER IS A NEW VENTURE WITH A LIMITED OPERATING HISTORY

         Premier was organized in September 2000. Due to Premier's limited operating history, the Company's ability to operate successfully is materially uncertain and its operations and prospects are subject to all risks inherent in a developing business enterprise. Premier's limited operating history also makes it difficult to evaluate the Company's proprietary business, as well as the likelihood of regulatory approval, commercial viability, and market acceptance of its potential products. The Company's potential success must be evaluated in light of the problems, expenses and difficulties frequently encountered by new businesses in general and the sports, media and entertainment businesses specifically.

THE COMPANY WILL NEED ADDITIONAL CAPITAL IN ORDER TO DEVELOP ITS  BUSINESS.

         To date, Premier has primarily financed its operations through capital investments made by its founders. In addition, in April 2001, Premier borrowed $100,000 from The D.A.R. Group, Inc. The principal amount of the loan is repayable in sixty (60) days, after which time the principal amount of the loan will be repayable, together with interest thereon at the rate of 2% per month.

         The Company's expense levels are anticipated to be based entirely on its expectations of the future expenses and revenues of its operating subsidiaries. The Company may be unable to adjust spending to compensate for any unexpected delay in the development of its subsidiaries or commencement of their operations. Accordingly, any unexpected delay in the commencement and development of its subsidiaries will materially and adversely impact on the Company's business, operating results and financial condition.

         The Company expects to incur operating losses until it generates significant revenues from its projects and operations. As a result, the Company anticipates that it will be required to obtain additional capital through the sale of additional equity or debt securities or seek other forms of financing. There can be no assurance that the Company will be able to obtain such additional financing on terms and conditions acceptable to the Company or at all. If the Company is unable to obtain additional financing when needed, it will likely be necessary to curtail the Company's planned operations. Furthermore, any additional equity or convertible debt financing may involve substantial dilution to the Company's then-existing shareholders.

THE COMPANY'S OPERATIONS MAY BE ADVERSELY AFFECTED BY GOVERNMENT REGULATION.

         Laws and regulations directly applicable to the sports and entertainment industry, Internet communications, commerce and advertising are becoming prevalent. The United States Congress has enacted Internet laws regarding children's privacy, copyright and taxation. Such legislation could dampen the growth in use of the Internet generally and decrease the acceptance

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

of the Internet as a communications, commercial and advertising medium. The laws governing the Internet, however, remain largely unsettled, even in areas where there has been some legislative action. It may take years to determine whether and how existing laws such as those governing intellectual property, privacy, libel and taxation apply to the Internet and Internet advertising.

         The growth and development of the market for internet commerce may prompt calls for more stringent consumer protections laws, both in the United States and abroad, that may impose additional burdens on companies conducting business over the Internet.

THE COMPANY DEPENDS UPON KEY PERSONNEL AND MAY NEED ADDITIONAL PERSONNEL

         The success of the Company depends upon the continuing services of John Halle, CNBE's Chief Executive Officer and Gregory Ricca, the Company's Chief Executive Officer. The loss of Mr. Halle or Mr. Ricca could have a material and adverse effect on the Company's business operations. The Company intends to obtain key man insurance on its key employees but no assurance can be given that such insurance will be obtainable at prices that the Company can afford or at all. The Company's success also depends on their ability to attract and retain qualified sales, marketing, and management personnel for their operations. The Company believes that the sports media and entertainment employment markets are highly competitive. No assurance can be given that the Company will be successful in attracting and retaining key personnel for its business operations. The Company's inability to attract and retain key personnel may materially and adversely affect its business operations.

THE COMPANY HAS PAID NO DIVIDENDS ON ITS COMMON STOCK

         The Company has paid no cash dividends on its Common Stock in the past and it does not intend to pay any dividends on its Common Stock in the foreseeable future. The Company's Board of Directors is empowered to declare dividends, if any, to holders of the common stock, based on the Company's earnings, capital requirements, financial condition, and other relevant factors. While it is anticipated that the Company will reinvest the profits from its operations, if any, into its business, there is no assurance that the Company will ever pay dividends to holders of its common stock.

EXPLOSION DEPENDS UPON ITS ATHLETES AND ENTERTAINERS.

         Because Explosion's revenues are expected to be derived in part from a specified percentage of the income generated by Explosion's clients and events, both the amount of Explosion's revenues and the likelihood that Explosion will receive revenues is dependent upon the professional success of its athletes, entertainers, and the continued popularity of professional sports and the entertainment industry. The income levels of Explosion's potential clients, and therefore the revenues of Explosion, may be subject to wide fluctuations, in most cases due to circumstances beyond the control of Explosion or the Company.

THE MULTIMEDIA ENTERTAINMENT BUSINESS IS SPECULATIVE IN NATURE.

         Profits, if any, from the businesses in which the Company is currently engaged, or plans to engage in, are dependent on widespread public acceptance of, and interest in, each creative project undertaken by its various segments. Audience appeal depends upon factors that cannot be ascertained reliably in advance and over which the Company may have no control, including, among other things, unpredictable critical review, positioning in the market and changeable public tastes. Due to factors such as the unpredictability of audience appeal, many of the Company's projects may fail to generate sufficient revenues to recover their costs of acquisition, development, production and distribution. All revenue and cash flow, if any, will be dependent upon the success of the Company's existing and contemplated sports, media and entertainment operations.

THE COMPANY MAY HAVE LOWER REVENUES IF IT IS UNABLE TO SECURE APPROPRIATE ARTISTS, EVENTS AND VENUES.

         As a participant in the sports, media and entertainment industry, the Company's ability to generate revenues is highly sensitive to public tastes, which are unpredictable. A change in public tastes, an increase in competition or a lack of performer or event availability could damage Explosion's business, financial condition and results of operations. Similarly, Explosion's and CNBE's ability to generate revenues from live entertainment events may be limited if other competitive forms of entertainment are available. Since Explosion relies on unrelated parties to create and perform live entertainment content, any lack of availability of popular athletes, boxing venues, boxing trainers, broadcast personalities, and other performers could limit Explosion's ability to generate revenues.

         Explosion requires access to venues to generate revenues from entertainment events. Explosion's long-term success will depend in part on its ability to obtain these agreements on terms acceptable to us, and on our ability to renew these agreements when they expire or end. Explosion may be unable to obtain and/or renew these agreements on acceptable terms or at all, and Explosion may be unable to obtain favorable agreements with new venues.

EXPLOSION NEEDS ADDITIONAL AGENTS AND CLIENTS

         The success of the Company will be dependent, in part, upon the ability of Explosion to attract and develop promising new boxing talent and to expand its boxing, media, and corporate sponsorship operations so as to represent both a substantially greater number of athletes and a larger percentage of athletes with significantly greater earning and marketing potential. Explosion's boxing business currently depends, in large part, on the success of its fighters, which include Eric Harding. Boxers Dorian Beaupierre, David Jackson and Michael Brittingham are currently renegotiating their contracts with Premier. The athletic careers of professional fighters tend to be short and Explosion must continuously look to augment its stable of fighters to increase revenues from boxing. In addition, Explosion anticipates that in order to attract an adequate number and caliber of professional athletes, it will need to enter into employment or consulting agreements with registered agents who have existing representation agreements with professional athletes and who have experience negotiating such agreements. There can be no assurance that Explosion will be able to attract the quantity or caliber of agents and/or professional athletes necessary to achieve and sustain profitable operations. In addition, there can be no assurance that professional athletes who are currently, or who may in the future be, under management or representation contracts with Explosion, will continue to engage in professional sports through the term of their contracts or will renew such contracts upon their expiration. Explosion will need to incur significant promotional, marketing, travel and entertainment expenses in the recruitment of professional athletes without any guarantee that the targeted athletes will enter into representation agreements with Explosion.

EXPLOSION MAY NEED MORE EXPERIENCED PERSONNEL

         The management of Explosion, on the whole, has less experience in operating a sports, media and entertainment company than many of its competitors, and the success of the business will depend in large part on its ability to establish Explosion as an effective sports, media and entertainment company. If Explosion is unable to achieve its goals with it current personnel it may need to seek additional employees with more substantial experience.

INTENSE COMPETITION COULD ADVERSELY IMPACT THE COMPANY'S BUSINESS.

         The Company currently competes or plans to compete in the areas of television broadcasting, boxing promotion, athletic clubs and gyms, motion picture production, publishing, corporate sponsorship, concerts and other events with other companies. Many of its competitors have substantially larger financial and other resources than the Company. From time to time, there may be competition for, and shortage of, broadcasting talent, athletes, and qualified production personnel. The Company may therefore not be able to attract the best available talent required to develop the Company's businesses. This competition and these shortages could lead to an increase in costs that could adversely affect the Company by increasing losses or reducing profits. All of these factors could lead to the Company incurring higher costs and receiving lower revenues so that the Company's losses increase.

         In addition, the Company's clients face intense competition in achieving success and recognition in their respective sports. There can be no assurance that any of the Company's clients will achieve or sustain success or realize the financial rewards thereof.

CNBE DOES NOT HAVE BINDING CONTRACTS WITH CAST, SCREENWRITER(S) OR THE DIRECTOR OF ITS CONTEMPLATED PROJECTS.

         CNBE will derive substantially all of its income from the distribution of its contemplated motion pictures. The success of the motion pictures will be dependent on the participation of actors and actresses to perform in the motion pictures. The failure of CNBE to retain the services of actors and actresses to perform in the motion pictures may have an adverse effect on the success of the motion pictures. The success of the contemplated motion pictures will also be dependent upon the ability to create a screenplay, hire a director and distribute the motion pictures, none of which is yet in place or under contract. There can be no assurance that CNBE will be able to retain any principal cast, director or screenwriter with significant name recognition or appeal to help attract financing or audiences for the motion pictures.

THE SUCCESS OF THE MOTION PICTURE CANNOT BE ESTIMATED IN ADVANCE.

         The success of the motion pictures distributed by CNBE will be dependent on numerous unpredictable and subjective factors, including the quality and acceptance of other competing films released into the market at or near the same time, the availability of alternative forms or entertainment and leisure time activities, general economic conditions and other tangible and intangible factors, all of which can change and cannot be predicted with certainty. Accordingly, CNBE's income may fluctuate significantly or fail to materialize. Even if the motion pictures have artistic or critical success, there can still be no assurance that they will obtain distribution, substantial gross revenues or any profits for its producer or investors.

         Further, the domestic theatrical success of a motion picture is generally a key factor in generating revenue from other distribution channels. Accordingly, it is not possible to predict accurately the success of any film or group of films prior to release. There may also be an adverse effect on revenues from domestic home video sales and rentals of the motion pictures due to the increase in revenue sharing arrangements between home video distributors and retailers and the increased number of units of major studio films available for rental. CNBE's motion picture development activities require the initial expenditure of significant funds, while revenues relating to the motion pictures typically are not generated for some period after such expenditure and may be received over an extended period of time. In addition, the timing of CNBE's receipt of revenues depends on a number of factors, including the release dates of the motion pictures. Revenue from the theatrical distribution of the motion pictures may vary significantly based on the season in which they are released.

DELAYS IN COMPLETION OR RELEASE OF THE MOTION PICTURES MAY ADVERSELY AFFECT THEIR SUCCESS.

         The decision to release a particular film on a particular date is based on many factors and, accordingly, a projected release date for a motion picture may be changed upon the assessment of such factors. There can be no assurance that any motion picture will be completed or that completion will occur in accordance with the anticipated schedule or budget. The release of a motion picture may occur at a less favorable time due to delays in acquisition of financing, production and negotiation of favorable contract terms with theatrical distributors which may impair the ability of CNBE to obtain the release dates, number or quality of screens or length of theatrical runs that it desires to obtain in connection with the release of a motion picture.

CNBE AND THE MOTION PICTURES FACE INTENSE COMPETITION FROM OTHER MOTION PICTURES, ENTERTAINMENT AND LEISURE ACTIVITIES.

         Motion picture production and distribution are highly competitive businesses. CNBE faces competition from companies within the motion picture industry and alternative forms of leisure activities. CNBE competes with major studios, independent production companies, and others for the acquisition of artistic properties, the services of creative and technical personnel, exhibition outlets, and interest in its products from the public and the limited number of effective distributors in each territory. Many of CNBE's competitors, particularly major studios, have greater financial, technical, marketing and other resources than CNBE, longer operating histories, broader name recognition and better relationships with exhibitors and distributors. Other independent production and/or distribution companies may have less overhead than CNBE. Due to their greater resources, many companies may be able to enter into more favorable distribution agreements, with greater promotion, than CNBE. The motion pictures will have to compete with the films produced or distributed by such companies for exhibition on a limited number of screens generally available to independent pictures. No assurance can be given that CNBE will successfully compete with existing or future competitors or that its pictures, if completed, will be distributed or will generate any revenue whatsoever.

         As major studios drive to consolidate film production and distribution in the U.S. and other markets, competition with the major film studios may become even more difficult. Most of the major studios are part of large diversified corporate groups with a variety of other operations, including television networks and cable channels which can provide both means of distributing their products and stable sources of earnings and cash flows that offset fluctuations in the financial performance of their motion picture operations. The number of motion pictures released by CNBE's competitors and CNBE's share of gross box office admissions may make it more difficult for CNBE's films to succeed.

         In addition, television networks are now producing more programs internally and thus may reduce such networks' demand for programming from other parties. Accordingly, it is difficult to predict the revenues, commercial success or profitability from any film, or group of films, prior to release.

THE MOTION PICTURES MAY NOT BE SUCCESSFULLY DISTRIBUTED.

         In order to sell distribution rights for the motion pictures, the producer or its sales representative must convince distributors to undertake distribution of the motion pictures in various territories, preferably on favorable terms that may result in significant commissions and possibly net revenues to the sales representative and producer. However, there can be no assurance that any distribution deals will be made for the motion pictures.

         Even if the motion pictures are completed and CNBE obtains distribution agreements, there can be no guarantee that such distribution will succeed commercially in the highly competitive and uncertain motion picture market. If the pictures are distributed, there can be no guarantee that they will generate any revenues in excess of advances and costs. Although CNBE may receive at least a portion of its financing in advance of theatrical release, there can be no assurance that it will receive any shares of net profits from the motion pictures, even if it is successful critically or artistically.

THE SUCCESS OF THE MOTION PICTURES IS DEPENDENT UPON AUDIENCE ACCEPTANCE, WHICH CANNOT BE PREDICTED.

         The motion pictures, if completed, will each be a distinct artistic work. Their commercial success will be primarily determined by audience reaction and the appeal of their stories, characters, style and contents to audiences, all of which are unpredictable. Such success depends on several factors, including the quality of the motion pictures, their correspondence with trends, their appeal to niche or broader audiences, the quality and acceptance of competing films released into the marketplace at or near the same time, critical reviews, the availability of alternative forms of entertainment and leisure time activities, general economic conditions and social trends and other tangible and intangible factors, all of which can change and none of which can be predicted with any certainty. In addition, motion picture attendance is seasonal, with the greatest occurring during the summer and holidays. The release of any picture during a period of relatively low turnout would be likely to affect the film's box office receipts adversely. Further, due to a trend toward release of large numbers of films in recent years by studios and independent distributors, there is a risk that the motion pictures may be affected by saturation or oversupply in the market. As a consequence of any and all of the foregoing factors, there is a very high risk that the motion pictures will not be commercially successful, even if they are well received critically, with the result that shares of profits in excess of initial, advance commissions will not be realized by CNBE or investors.

THE SUCCESS OF THE MOTION PICTURES IS SUBJECT TO NUMEROUS MOTION PICTURE INDUSTRY RISKS.

         The production, completion, release, distribution and success of the motion pictures is subject to a host of uncertainties, including budget and financing requirements, audience response, the availability and performance of actors, directors, writers and creative, production and business personnel, the release of competitive films, the abilities of the producer and other personnel associated with the motion pictures and numerous other variables, all of which may affect, reduce or prevent the financial success of the motion pictures and any financial returns based on net profit participation in their revenues. There can be no assurance as to the economic success of the motion pictures.

         Any revenue CNBE may receive will be derived from the sale, licensing, distribution and exploitation of the motion pictures. CNBE's ability to generate revenues is subject to many of the risks generally associated with motion pictures. In addition, the motion picture business is highly volatile. It is subject to great uncertainties and fluctuations in the availability and success of film projects and in the generation of revenues.

         The ability of CNBE to achieve any revenues and net proceeds from the motion pictures will depend on CNBE's success in obtaining effective distribution of the motion pictures, which cannot be predicted or assured. Since CNBE does not have and will not raise sufficient funds to distribute and promote the motion pictures itself, CNBE will have to negotiate with one or more third parties either to distribute and promote the motion pictures or to finance such distribution and the potentially substantial costs of advertising and making prints. The willingness of any parties to distribute the motion pictures will be dependent on their assessment of critical success and audience response to the motion pictures, which are both unpredictable and subject to change. Distributors cannot be guaranteed that the motion pictures will generate large enough theatrical audiences and revenue from other media to become profitable. The ability of CNBE to achieve any revenues and net proceeds from the motion pictures will depend on success in obtaining effective distribution of the motion pictures, which cannot be predicted or assured.

         In addition to potential cash payments from distributors in the form of rentals, minimum guarantees or advances of production costs, CNBE may be able to obtain a participation in "overages" or "net proceeds" from distribution of the motion pictures in territories granted to such distributors. Such shares of profits would be payable to CNBE only after the distributor recoups any guarantees and advances and deducts its fees and claimed expenses. Only a small minority of all independent feature films ever generates any overages or net receipts in excess of such amounts deducted by the distributor. As a consequence, any net profit participations negotiated by CNBE are unlikely to result in any significant revenues to CNBE.

         Ultimately, the revenues derived from the motion pictures will depend primarily on their acceptance by the public, which cannot be predicted and which does not necessarily bear any direct correlation to the production or distribution costs incurred in connection with the motion pictures. The commercial success of the motion pictures will also vary with promotion and marketing, quality, the timing and extent of release in theaters, television and video, competing films, general economic conditions and numerous other factors. A lack of success or favorable conditions in any of these matters may reduce or preclude net revenue participations to CNBE.

PRODUCTION OF THE MOTION PICTURES IS SUBJECT TO PRODUCTION PROBLEMS AND COST OVERRUNS WHICH MAY PREVENT COMPLETION OF THE MOTION PICTURES.

         The process of producing a feature film is time consuming, complex and expensive. A high degree of planning and organization and budget control is essential to controlling the costs of production and the ability of the producer to complete the picture with the funds and time available. Many factors may arise that lead to substantial overruns in excess of the budgeted costs of the motion pictures. Delays occasioned by illness, accidents, strikes, faulty equipment, weather or other causes may cause costly production overruns or even result in the abandonment of completion of the motion pictures. Delays in delivery of the motion pictures to distributors may cause substantial problems with such entities and may postpone the receipt of sales commissions and reimbursement of expenses that are payable following delivery. There is a significant risk that the motion pictures may not reach principal photography and may not be finished.

THE SUCCESS OF THE MOTION PICTURES WILL DEPEND, IN PART, ON THE EFFORTS OF THE MOTION PICTURE'S DISTRIBUTORS.

         If CNBE is able to enter into contracts for distribution of the motion pictures, the success of the release and any revenues generated will be largely dependent on the decisions and efforts made by the distributors in different territories, including the number of cinema screens booked, advertising and promotion and the distributors' timing and strategy for release. CNBE is not likely to have full control over these actions by any distributor, which will have a substantial effect on any revenue participation and potential profits that may be anticipated by CNBE. If any distributor devotes more attention and effort to other films that it may be distributing than it does to the motion pictures, the financial success of the motion pictures may be adversely affected.

THE PRODUCER MAY INCUR ADDITIONAL PROBLEMS AND EXPENSES IN THE COLLECTION OF PROCEEDS GENERATED BY THE MOTION PICTURES.

         A significant portion of the rental revenues that CNBE negotiates for the motion pictures will be paid upon delivery to the distributors for various territories. However, parts of the minimum "price" agreed to be paid by distributors to acquire distribution rights may be payable in installments after delivery of the physical print of the motion pictures. Shares of any "overages" that accrue in a territory, after repayment of the minimum advance and retention of distribution fees and expenses by the distributor, will only be paid to the film producer following release of the motion pictures. A producer may face a substantial burden in pursuing collection of proceeds from the motion pictures. There is a risk that the producer may not be able to prove the amount of revenues generated by the motion pictures in a territory and may not be able to collect the revenues due to it from distributors. In some cases, the producer of a motion picture may be forced to pursue an audit of receipts or litigation in order to collect revenues claimed from distributors.

IF THE MOTION PICTURES FAIL TO GENERATE THE REVENUES ANTICIPATED BY THE PRODUCER, THE DISTRIBUTORS MAY SEEK ADDITIONAL PAYMENTS FROM THE PRODUCER.

         In order to arrange production financing for a motion picture, a producer will seek to obtain "minimum guarantees" and advances from distributors prior to delivery of the finished prints of the motion picture. Such guaranteed advances can sometimes be procured based on a reputable sales representative's estimates of revenues that are likely to be derived from the motion picture in particular territories. In light of the extraordinary uncertainty of commercial success of motion pictures, the sales estimates and advance payments or guarantees obtained by CNBE may prove to be too high in relation to the eventual receipts generated by the pictures.

         If substantial losses are incurred by distributors due to the failure of the motion pictures to generate enough revenues in their territories to recoup guaranteed advances, the distributors may seek to renegotiate subsequent payments owed under their distribution agreements. In addition, the distributors may seek to negotiate off-setting arrangements involving revenues from other films sold by the producer to the distributors.

THE MOTION PICTURES WILL BE SUBJECT TO EXHIBITION, DISTRIBUTION, SALES AND PRODUCTION CHARGES THAT ARE BEYOND THE CONTROL OF CNBE, WHICH MAY REDUCE, OR ELIMINATE ANY PROFITS.

         Even if the motion pictures are critically and artistically successful and generate substantial gross revenues, there can be no assurance that CNBE will receive any net "overages" in excess of advance commissions paid to finance development and production of the motion pictures or that any share of profits from the motion pictures will accrue. Exhibitors of the motion pictures are likely to keep 50% to 60% of any gross theatrical receipts, while a foreign distributor may retain 15% to 40% of gross receipts as a distribution fee. In addition, under certain distribution arrangements, a distributor may deduct from gross revenues further amounts accounted for as fees, expenses, overhead and substantial print and advertising costs, as well as interest imputed on advances or guarantees paid by the distributor. The amounts of such additional deductions from gross revenues will in all probability not be controlled by CNBE. Sales agents for the motion pictures will also demand substantial commissions which will be payable out of revenues. All of the foregoing will be deducted from the motion pictures' revenues before CNBE's producer share is determined. Once the producer's share of net profits is determined, the producer will be responsible for paying its costs of production and profit participations that may have been granted to directors, actors, writers or others who worked on the motion picture project. Even before such deductions from net receipts, stars and directors with sufficient bargaining power may obtain shares of contractually defined "gross" receipts of the picture, which will be deducted from revenues before the producer's share is determined. Unless the motion pictures are an extraordinary box office success, the likelihood of significant net revenues is small.

THE MOTION PICTURES MAY NOT BE DISTRIBUTED IN ALL MEDIA OUTLETS.

         To maximize the potential for revenues, distribution of a motion picture is generally sought in a number of media: (a) theatrical exhibition, (b) home video, (c) presentation on television, including pay-per-view, basic cable, network or "free" television and syndication, (d) other non-theatrical exhibition, including airlines, hotels and armed forces facilities and (c) marketing of other rights in the motion picture, which may include merchandising of soundtrack recordings or products derived from characters in the film. There can be no assurance that the motion pictures will be exploited through all of these outlets or will derive substantial revenue from any of them.

THE LOSS OF ORIGINAL MOTION PICTURE FOOTAGE PRIOR TO EXHIBITION OF THE MOTION PICTURES MAY REDUCE THE PROCEEDS PAID TO CNBE.

         There is a risk that all or a portion of original footage shot for the motion pictures may be damaged, stolen or lost during or prior to the time of final making of prints for exhibition. It may be too costly or impossible to re-shoot damaged or lost portions of a film. Other casualties or accidents affecting CNBE's pictures may also occur. Although insurance against these hazards may be obtained, there can be no assurance that any such policy will be available at affordable rates or that the proceeds from insurance, if obtained, will be sufficient to cover any losses. If such a loss occurs, it may prevent CNBE's receipt of deferred installments of revenues payable after delivery of the motion pictures and any share of "overages" that might have been paid to CNBE if the motion pictures succeeded in distribution.

INCREASING COSTS MAY MAKE THE MOTION PICTURES UNPROFITABLE.

         While box office receipts have been relatively stable, the costs of producing films, making prints required for exhibition, and the advertising necessary to promote and market films continue to increase substantially. Costs associated with creative and artistic personnel have also increased in certain instances. The combination of these factors has caused the proportion of unprofitable films in the industry to increase. In the event that a film is distributed in foreign countries, some or all of the revenue derived from such distribution may be subject to currency controls and other restrictions which would restrict the available funds.

NEW TECHNOLOGY MAY ADVERSELY AFFECT THE SUCCESS OR AMOUNT OF PROCEEDS RECEIVED BY CNBE.

         The entertainment industry in general, and the motion picture industry in particular, are continuing to undergo significant changes, primarily due to technological developments. Due to this rapid growth of technology, shifting consumer tastes and the popularity and availability of other forms of entertainment, it is impossible to predict the overall effect these factors will have on the potential revenue from and profitability of the motion pictures. Several major companies have announced that they are developing or have developed other technologies, including video-server and compression technologies, which will provide movies "on demand" directly to consumer homes over cable television lines, telephone lines or satellite transmission. If these or other new technologies are introduced on a wide scale basis, CNBE's home video revenues and overall business could be significantly impacted and CNBE might be required to develop and implement new operating strategies and distribution capabilities in order for its business to remain viable.

LACK OF EXPERIENCE OF CURRENT MANAGEMENT OF PPG IN PUBLICATION OF A MAGAZINE.

         Management of PPG does not have any prior experience in the publication of magazines. Management will be largely dependent on employees and consultants to render advice on developing, designing, producing and marketing magazines. The lack of experience in developing, designing, producing and marketing magazines could adversely affect PPG. Although PPG anticipates entering into agreements with certain consultants, no assurance can be given that these consultants will be able to successfully develop, design, produce, market and distribute PPG 's magazine.

COMPETITION IN THE PUBLISHING INDUSTRY

         With respect to the PPG's proposed publications, PPG believes that the main competition it will face for its target audience will come from other companies that are engaged in the sale of sports and entertainment memorabilia, as well as from companies engaged in the collectibles industry. In addition, and to a lesser extent, PPG may compete with other sports and sports-related magazine titles published currently, and other electronic or entertainment media such as television, newspapers and the internet. PPG will also face intense competition for the engagement of sports and entertainment celebrities. PPG's competitors may have greater financial and other resources than PPG.

UNCERTAINTY OF PPG ATTAINING PROFITABILITY.

         PPG expects to incur significant operating losses for the foreseeable future as it develops, designs, produces, markets and distributes its contemplated publications. There can be no assurance that PPG will ever achieve profitability.

PURCHASERS OF THE COMPANY'S SECURITIES MAY BE ADVERSELY EFFECTED BY THE PENNY STOCK REGULATIONS.

         The Company's common stock is currently traded on the OTC Electronic Bulletin Board. Unless and until the Company's common stock is quoted on the Nasdaq System or on a national securities exchange and if and so long as the common stock trades below $5.00 par share, the common stock would come within the definition of a "penny stock" as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act") and be covered by Rule 15g-9 of the Exchange Act. That rule imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to sale. In addition, prior to effecting any penny stock transaction, the broker-dealer must provide a customer with a document that discloses the risks of investing in the penny stock market, including a description of the broker-dealer's duties to the customer and the rights and remedies available to the customer, explain the nature of "bid" and "ask" prices in the penny stock market, supply a toll-free telephone number to provide information on disciplinary histories and describe all significant terms used in such disclosure document. Consequently, Rule 15g-9, if it becomes applicable, would affect the willingness of broker-dealers to sell the Company's securities and therefore would affect the ability of purchaser of the Jaguar's securities to sell their securities in the secondary market.

THE AVAILABILITY OF SHARES ELIGIBLE FOR FUTURE SALE MAY HAVE AN ADVERSE EFFECT ON THE MARKET PRICE OF THE COMPANY'S SECURITIES.

         Sales of substantial amounts of the Company's common stock in the public market or the prospect of such sales could materially and adversely effect the market price of Company's common stock. Prior to the completion of the share exchange between Jaguar and the shareholders of Premier and the related transactions, there were 11,410,000 shares of Jaguar common stock outstanding. Of such amount, approximately 310,000 shares were immediately eligible for sale in the public market without restriction or were restricted securities eligible for sale in the public market pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended. Upon completion of the share exchange and related transactions, an additional 1,000,000 shares of Jaguar Common Stock were issued which shares will become eligible for sale in the public market without restriction pursuant to the provisions of Rule 144.

         In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned Restricted Shares for at least one year including affiliates of the Company, wold be entitled to sell in brokers' transactions or to market makers within any three-month period a number of Restricted Shares that does not exceed the greater of 1% of the then outstanding Jaguar Common Stock or the average weekly trading volume in the principal market on which such securities trade during the four calendar weeks preceding the date on which notice of the sale is filed with the Commission. Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about the Company. A person who is not an affiliate of the Company at any time during the 90 days preceding a sale, and who has beneficially owned Restricted Shares for at least two years is currently entitled to sell such Restricted Shares without any of the restrictions above-mentioned. However, Restricted Shares held by affiliates must continue, after the two-year holding period to be sold in a brokers' transaction or to market makers subject to the volume, manner of sale, notice and availability of public information limitations described above. The above is a summary of Rule 144 and is not intended to be a complete description.

         In addition, immediately following the share exchange with the shareholders of Premier, Jaguar entered into registration rights agreements (the "Registration Rights Agreements") with each of Amerman, Smoke Rise, G-P and Alder (the "Holders"). The Registration Rights Agreements grant each of the Holders, under certain circumstances, the right to demand registration of all or a portion of their shares on or after March 18, 2002. There can be no assurance that any or all of the Holders will exercise or refrain from exercising such right.

THE LIMITED PUBLIC MARKET FOR THE COMPANY'S SECURITIES MAY RESULT IN ILLIQUIDITY FOR PURCHASER'S OF THE COMPANY'S SECURITIES AND VOLATILITY IN THE PRICE OF SUCH SECURITIES.

         The Company's outstanding shares of its common stock are currently traded to a very limited extent on the OTC Bulletin Board. Factors such as announcements by the Company or its competitors concerning technological innovations, new products or procedures, proposed government regulations and developments, interruptions in Internet service or disputes relating to patents or proprietary rights may have a significant effect on the market price of the Company's securities. Changes in the market price of the Company's Common Stock may bear no relation to the Company's actual operational or financial results. There is no assurance than an active trading market for Jaguar's common stock will be established or maintained. As a result, purchaser's of the Company's securities could find it difficult to sell their securities.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of CNBE and Explosion.
                  ------------------------------------------



                         CNB ENTERTAINMENT & SPORTS, LLC

                              FINANCIAL STATEMENTS
                          AND SUPPLEMENTAL INFORMATION

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                      with

                          INDEPENDENT AUDITORS' REPORT

                         CNB ENTERTAINMENT & SPORTS, LLC




                                    CONTENTS



                                                                            PAGE

Independent auditors' report                                                 1


Financial Statements:

  Balance Sheet                                                              2

  Statement of Operations                                                    3

  Statement of Cash Flows                                                    4

  Notes to Financial Statements                                            5 - 7


Supplemental Information:

  Schedule of Cost of Sales                                                  8

  Schedule General and Administrative Expenses                               8

To the Members
CNB Entertainment & Sports, LLC
Manchester, New Hampshire

We have audited the balance sheet of CNB Entertainment & Sports LLC as of December 31, 1999, and the related statements of operations, members' deficiency and cash flows for the year then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of CNB Entertainment & Sports LLC as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




Liebman Goldberg & Drogin, LLP


May 23, 2001

                         CNB ENTERTAINMENT & SPORTS, LLC

                                  BALANCE SHEET

DECEMBER 31, 1999
-----------------

                                     Assets

Current Assets:
     Cash and cash equivalents                                          $  3,090
     Accounts receivable                                                  99,770
     Loan receivable                                                      15,000
                                                                        --------
Total current assets                                                     117,860

Property and Equipment:
- net of accumulated depreciation
  and amortization of $5,294                                              20,885

Other Assets:
     Security deposits                                                    18,375
                                                                        --------

Total assets                                                            $157,120
                                                                        ========

                         Liabilities and Members' Equity

Current Liabilities:
Accounts payable                                                        $ 47,172
Due to affiliated company                                                 48,530
                                                                        --------

     Total current liabilities                                            95,702

Members' Equity                                                           61,418
                                                                        --------

Total liabilities and members' equity                                   $157,120
                                                                        ========


                       See notes to financial statements.

                         CNB ENTERTAINMENT & SPORTS, LLC

                   STATEMENT OF OPERATIONS AND MEMBERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1999



Sales - commissions                                                     $552,393


Selling, general and
  administrative expenses                                                491,286
                                                                        --------


Income from operations                                                    61,107


Interest income                                                              311
                                                                        --------


Net income                                                                61,418

Members' equity - beginning of year                                           --
                                                                        --------

Members' equity - end of year                                           $ 61,418
                                                                        ========


                       See notes to financial statements.

                         CNB ENTERTAINMENT & SPORTS, LLC

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1999



              Cash Flows from Operating Activities:
                                         Net income                    $ 61,418

         Adjustments to Reconcile Net (Loss) to Net
             Cash provided by Operating Activities:
                      Depreciation and amortization      $  5,294
Increase (decrease) in cash attributable to changes
                         in assets and liabilities:
                                Accounts receivable       (99,770)
                                  Other receivables       (15,000)
                                  Security deposits       (18,375)
                                   Accounts payable        47,172
                          Due to affiliated company        48,530
                                                         --------

                                  Total adjustments                     (32,149)
                                                                       --------

Net cash provided by operating activities                                29,269

              Cash Flows from Investing Activities:
                          Purchases of fixed assets       (26,179)
                                                         --------

            Net cash (used in) investing activities                     (26,179)
                                                                       --------

          Net increase in cash and cash equivalents                       3,090

      Cash and cash equivalents - beginning of year                          --
                                                                       --------

            Cash and cash equivalents - end of year                    $  3,090
                                                                       ========


                       See notes to financial statements.

                         CNB ENTERTAINMENT & SPORTS, LLC

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


Note 1 - Nature of Business:
----------------------------

         CNB Entertainment & Sports LLC was formed as a Limited Liability Company in New Hampshire on May 13, 1999. As of December 1999, the Company has one member and no capital had been contributed. All activities have been funded from collections of revenues generated. The Company was initially formed to provide corporate sponsorship activities including film product placement support, celebrity and athlete procurement for corporate commercial advertising and print ad and appearances and corporate consulting. As discussed further in Note 6, the Company entered into a merger agreement with Premier Entertainment Group, Inc. As part of that merger it will be managed by CNB Sports and Entertainment, Inc. and expand its activities into capital acquisition, and film and event production.

Note 2 - Significant Accounting Policies:
-----------------------------------------

         Revenue Recognition:
         --------------------

         Currently, the Company recognizes revenue when service is provided. Upon notification of film product placement support or celebrity and athlete appearance, etc., the customer receiving the service is invoiced.

         Fair Value of Financial Instruments:
         ------------------------------------

         SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of the fair value information, whether or not recognized in the balance sheet, where it is practicable to estimate that value. The amounts reported for cash, accounts receivable, loans payable, accounts payable and accrued expenses approximate the fair value because of their short maturities.

         Cash and Cash Equivalents:
         --------------------------

         For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

         Property and Equipment:
         -----------------------

         Property and equipment is stated at cost and are depreciated under the straight-line method over the estimated useful lives of the assets. Ordinary repairs and maintenance are charged to expense as incurred.

         Impairment of Long-Lived Assets:
         --------------------------------

         At December 31, 1999, the Company had not completed its evaluation of the Adoption of SFAS #121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of".

                         CNB ENTERTAINMENT & SPORTS, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


Note 2 - Significant Accounting Policies (Continued):
-----------------------------------------------------

         Impairment of Long-Lived Assets (Continued):
         --------------------------------------------

         Intangible and other long-lived assets should be reviewed whenever indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the related asset carrying amount.

         Concentration of Credit Risk:
         -----------------------------

         Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's investment policy is to invest in low risk, highly liquid investments.

         Income Taxes:
         -------------

         As a limited liability company, the Company files a federal partnership tax return and state business tax return. The Company has elected to file its tax returns on a cash basis. However, the financial statements are on an accrual basis.

         Use of Estimates:
         -----------------

         The preparation of financial statements in conformity with generally accepted principles requires management to make estimated and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates and such differences could be material to the financial statements.

Note 3 - Loan Receivable:
-------------------------

         During the year, the Company loaned $15,000 to an entity owned by certain related partners. As of December 31, 1999, no repayment has been made and there is a possibility that subsequent to the year-end the loan may not be collected.

Note 4 - Property and Equipment:
--------------------------------

         Property and equipment are summarized by major classifications as follows:

                  Machinery and equipment                       $ 26,179
                  Less: Accumulated depreciation                  (5,294)
                                                                --------
                                                                $ 20,885
                                                                ========

         Depreciation expense for the year was $5,294.

                         CNB ENTERTAINMENT & SPORTS, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


Note 5 - Loans Payable:
-----------------------

         During the year ended December 31, 1999, the company received various loans from a related entity. The loans mature at various periods and accrued interest at 10% per annum. The loans do not require any principal payment be made.

         The loans represent advances made to and on behalf of the Company as well as expenses paid by CNB Capital. CNB Capital then allocates these expenses to the Company based upon their proportionate share. The sole shareholder of CNB Capital is the only member of the limited liability company.

Note 6 - Commitments and Contingencies:
---------------------------------------

         The Company utilizes office facilities at the location of its related party. Annual rental for the years ended December 31, are as follows:

            2000                                       $ 42,000
            2001                                         42,000
            2002                                         42,000
            2003                                         12,000

Note 7 - Subsequent Events:
---------------------------

         On April 5, 2001, the Company entered into a merger agreement with Premier Entertainment Group, inc. ("PEG"), a wholly owned subsidiary of Premier Sports Media and Entertainment Group, Inc. ("PSM & EG"), PEG was incorporated April 2, 2001 to acquire the Company. Prior to this merger, the Company liquidated; transferring all its assets and liabilities to its sole member. The member subsequently transferred the assets and liabilities to a newly formed entity; CNB Sports and Entertainment, Inc. with its sole shareholder being the former LLC member. PSM & EG issued 10% of its outstanding shares for all of the outstanding (200) shares of CNB. Additionally, PSM & EG agreed to pay CNB $250,000 no later than one month after the closing as consideration for loans made to the LLC by the sole member and transferred to CNB, Inc. Also, subsequent to the closing, PSM & EG agreed to grant a line of credit to CNB of $800,000 for working capital and an additional line of credit of up to $4,000,000 for financing and production costs of certain projects and ventures associated with CNB. As part of the merger, PEG changed it name to CNB Sports and Entertainment, Inc.

         Additionally, as part of the merger, another wholly owned subsidiary of PSM & EG acquired a non-related entity. PSM & EG acquired Explosion Promotions, Inc. through its subsidiary, Premier Boxing, Inc.

         PSM & EG intends to become a diverse sports media and entertainment company, and is involved in a private placement intending to utilize proceeds to develop and finance its future activities.

                            Supplemental Information
                            ------------------------

                         CNB ENTERTAINMENT & SPORTS, LLC
                         -------------------------------

                            SUPPLEMENTAL INFORMATION

                                DECEMBER 31, 1999



Selling, General and Administrative Expenses:
Salaries - office                                                       $168,123
Payroll taxes                                                             15,119
Rent expense                                                              46,836
Telephone                                                                  6,655
Insurance                                                                     39
Consulting                                                                37,490
Auto expenses                                                                440
Dues and subscriptions                                                     2,421
Management fees                                                           49,799
Office supplies and expense                                                5,453
Maintenance and repairs                                                    1,450
Postage and messengers                                                     1,418
Outside services                                                          59,400
Travel and entertainment                                                  45,024
Professional fees                                                          8,700
Client relations                                                          27,259
Depreciation expense                                                       5,294
Public Relations                                                           7,654
Taxes-State                                                                2,712
                                                                        --------

     Total selling, general and
     Administrative expenses                                            $491,286
                                                                        ========


                       See notes to financial statements.

                         CNB ENTERTAINMENT & SPORTS, LLC

                              FINANCIAL STATEMENTS
                          AND SUPPLEMENTAL INFORMATION

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                      with

                          INDEPENDENT AUDITORS' REPORT

                         CNB ENTERTAINMENT & SPORTS, LLC




                                    CONTENTS



                                                                            PAGE

Independent auditors' report                                                 1


Financial Statements:

  Balance Sheet                                                              2

  Statement of Operations & Members Deficiency                               3

  Statement of Cash Flows                                                    4

  Notes to Financial Statements                                            5 - 7


Supplemental Information:

  Schedule of Cost of Sales                                                  8

  Schedule General and
    Administrative Expenses                                                  8

To the Members
CNB Entertainment & Sports, LLC
Manchester, New Hampshire

We have audited the balance sheet of CNB Entertainment & Sports LLC as of December 31, 2000, and the related statements of operations, members' deficiency and cash flows for the year then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of CNB Entertainment & Sports LLC as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Notes 2 and 8 to the financial statements, the Company has suffered a loss from operations which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Notes 2 and 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Liebman Goldberg & Drogin, LLP


May 30, 2001

                         CNB ENTERTAINMENT & SPORTS, LLC

                                  BALANCE SHEET

                                DECEMBER 31, 2000

                                     Assets



Current Assets:
                                                                      $     247
   Accounts receivable                                                   25,500
      Due from affiliated companies                                       2,710
                                                                      ---------
            Total current assets                                         28,457
            --------------------

Property and Equipment:
   - net of accumulated depreciation
      And amortization of $15,744                                        23,498

Other Assets:
   Investment                                                            15,000
   Security deposits                                                      1,100
                                                                      ---------

            Total assets                                              $  68,055
            ------------                                              =========

                       Liabilities and Members' Deficiency

Current Liabilities:
   Accounts payable and accrued expenses                              $  36,220
      Due to affiliated company                                         206,307
         Loan payable                                                   125,000
                                                                      ---------

            Total current liabilities                                   367,527
            -------------------------

Members' Deficiency                                                    (299,472)
                                                                      ---------

            Total liabilities and members' deficiency                 $  68,055
            -----------------------------------------                 =========


                       See notes to financial statements.

                         CNB ENTERTAINMENT & SPORTS, LLC
                         -------------------------------

                 STATEMENT OF OPERATIONS AND MEMBERS' DEFICIENCY
                 -----------------------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                      ------------------------------------



Sales - commissions                                                   $ 506,859


Selling, general and
  administrative expenses                                               867,749
                                                                      ---------


Loss from operations                                                   (360,890)


Members' equity - beginning of year                                      61,418
                                                                      ---------


Members' deficiency - end of year                                     $(299,472)
                                                                      =========


                       See notes to financial statements.

                         CNB ENTERTAINMENT & SPORTS, LLC
                         -------------------------------

                             STATEMENT OF CASH FLOWS
                             -----------------------

                      FOR THE YEAR ENDED DECEMBER 31, 2000
                      ------------------------------------



Cash Flows from Operating Activities:
Net (loss)                                                            $(360,890)

Adjustments to Reconcile Net (Loss) to Net
  Cash provided by Operating Activities:
    Depreciation and amortization                       $  10,450
Increase (decrease) in cash attributable to changes
    in assets and liabilities:
      Accounts receivable                                  74,270
      Other receivables                                    15,000
      Due from affiliated company                          (2,710)
      Security deposits                                    17,275
      Accounts payable                                    (10,952)
      Due to affiliated company                           157,777
      Investment                                          (15,000)
      Loan payable                                        125,000
                                                        ---------

                                Total adjustments                       371,110
                                                                      ---------

        Net cash provided by operating activities                        10,220

Cash Flows from Investing Activities:
               Purchases of fixed assets                  (13,063)
               -------------------------                ---------

      Net cash provided by investing activities                         (13,063)
                                                                      ---------

      Net decrease in cash and cash equivalents                          (2,843)

      Cash and cash equivalents - beginning of year                       3,090
                                                                      ---------

      Cash and cash equivalents - end of year                         $     247
                                                                      =========


                       See notes to financial statements.

                         CNB ENTERTAINMENT & SPORTS, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2000


Note 1 - Nature of Business:
----------------------------

         CNB Entertainment & Sports LLC was formed as a Limited Liability Company in New Hampshire on May 13, 1999. The Company had one member and no capital has been contributed. The Company was initially formed to provide corporate sponsorship activities including film product placement support, celebrity and athlete procurement for corporate commercial advertising and print ad and appearances and corporate consulting. As discussed further in Note 8, the Company entered into a merger agreement with Premier Entertainment Group, Inc. As part of that merger it will be managed by CNB Sports and Entertainment, Inc. and expand its activities into capital acquisition, and film and event production. Also, as further discussed in Note 8, Premier executed a letter of intent to sell 100% of its outstanding shares for 1,000,000 shares of Jaguar Investments. Jaguar is a publicly traded shell having approximately 11,300,000 shares outstanding.

Note 2 - Ability to Continue as a Going Concern:
------------------------------------------------

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. The Company, as shown in the accompanying financial statements, has a members' deficit of $299,472 for the period of inception (May 13, 1999) through December 31, 2000. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Subsequent to December 31, 2000, and as discussed in Note 8, the Company merged into a successor Company and is pursuing additional capital resources.

Note 3 - Significant Accounting Policies:
-----------------------------------------

         Revenue Recognition:
         --------------------

         Currently, the Company recognizes revenue when service is provided. Upon notification of film product placement support or celebrity and athlete appearance, etc., the customer receiving the service is invoiced.

         Fair Value of Financial Instruments:
         ------------------------------------

         SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of the fair value information, whether or not recognized in the balance sheet, where it is practicable to estimate that value. The amounts reported for cash, accounts receivable, loans payable, accounts payable and accrued expenses approximate the fair value because of their short maturities.

         Cash and Cash Equivalents:
         --------------------------

         For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

                         CNB ENTERTAINMENT & SPORTS, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2000


Note 3 - Significant Accounting Policies (Continued):
-----------------------------------------------------

         Property and Equipment:
         -----------------------

         Property and equipment is stated at cost and are depreciated under the straight-line method over the estimated useful lives of the assets. Ordinary repairs and maintenance are charged to expense as incurred. Depreciation expense for the year ended December 31, 2000 was $10,450.

         Impairment of Long-Lived Assets:
         --------------------------------

         At December 31, 2000, the Company had not completed its evaluation of the Adoption of SFAS #121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of".

         Intangible and other long-lived assets should be reviewed whenever indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the related asset carrying amount.

         Concentration of Credit Risk:
         -----------------------------

         Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's investment policy is to invest in low risk, highly liquid investments.

         Income Taxes:
         -------------

         As a one member limited liability company, the member files a Schedule C on his personal tax return to account for the LLC's activity. The member has elected to file its Schedule C on a cash basis. However, the financial statements are on an accrual basis.

         Use of Estimates:
         -----------------

         The preparation of financial statements in conformity with generally accepted principles requires management to make estimated and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates and such differences could be material to the financial statements.

Note 4 - Investment:
--------------------

         The Company converted a loan receivable from an entity owned by certain related parties in the amount of $15,000 into a 3% equity ownership stake. No repayments on the original loan were made prior to conversion.

                         CNB ENTERTAINMENT & SPORTS, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2000


Note 5 - Property and Equipment:
--------------------------------

         Property and equipment are summarized by major classifications as follows:

                  Machinery and equipment                       $  9,242
                  Less: Accumulated depreciation                 (15,744)
                                                                --------
                                                                $ 23,498
                                                                ========

Note 6 - Loans Payable:
-----------------------

         During the year ended December 31, 2000, the company received various loans from a related entity. The loans mature at various periods and accrued interest at 10% per annum. The loans do not require any principal payment be made.

         The Company also secured a loan from an individual in the amount of $150,000.

         The loans represent advances made to and on behalf of the Company as well as expenses paid by CNB Capital. CNB Capital then allocates these expenses to the Company based upon their proportionate share. The sole shareholder of CNB Capital is the majority member of the limited liability company.

Note 7 - Commitments and Contingencies:
---------------------------------------

         The Company utilizes office facilities at the location of its related party. Rent expense allocated to the Company in 2000 was $86,738. Annual rental for the subsequent years ended December 31, are as follows:

            2001                                 $  42,000
            2002                                    42,000
            2003                                    12,000

Note 8 - Subsequent Events:
---------------------------

         On April 5, 2001, the Company entered into a merger agreement with Premier Entertainment Group, Inc. ("PEG") whereby PEG acquired all of the Company's common stock for 10% of PEG's common stock and cash consideration. As part of the merger agreement, PEG also acquired a non-related entity, Explosion Promotions, Inc. Premier intends to become a diverse sports media and entertainment company. Also, as previously discussed, the surviving company (PEG) is involved in a private placement and intends to utilize the proceeds to develop and finance its activities.

         On May 25, 2001, Premier entered into a non-binding letter of intent to sell 100% of its outstanding shares to Jaguar Investment. Jaguar; a publicly traded shell, will issue 1,000,000 shares of its outstanding common stock to Premier. Jaguar currently trades over the counter on the bulletin board and has 11,310,000 of common shares outstanding. The Company anticipates closing the acquisition by Jaguar on August 1, 2001, subject to a definitive agreement being executed and the completion of various conditions being completed before the closing. One of the conditions is the raising of $3,000,000 by Premier though a private placement of its securities before the acquisition. Premier recently issued a private placement memorandum and is currently attempting to secure private placement funding.

                            Supplemental Information
                            ------------------------

                         CNB ENTERTAINMENT & SPORTS, LLC
                         -------------------------------

                            SUPPLEMENTAL INFORMATION

                                DECEMBER 31, 2000


        Selling, General and Administrative
                                  Expenses:
Salaries - office                                                       $286,946
      Payroll taxes                                                       23,941
      Rent expense                                                        86,738
      Telephone                                                           19,058
      Insurance                                                           14,653
      Consulting                                                          12,000
      Auto expenses                                                        2,345
      Dues and subscriptions                                               1,838
      Management fees                                                    200,000
      Office supplies and expense                                          7,558
      Maintenance and repairs                                              1,260
      Postage and messengers                                               6,696
      Outside services                                                   100,171
      Travel and entertainment                                            47,164
      Professional fees                                                   26,860
      Client relations                                                    14,433
      Depreciation expense                                                10,450
      Public Relations                                                     5,240
      Taxes                                                                  398
                                                                        --------

            Total selling, general and
               administrative expenses                                  $867,749
                                                                        ========


                       See notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.

                              FINANCIAL STATEMENTS
                          AND SUPPLEMENTAL INFORMATION

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                      with

                          INDEPENDENT AUDITORS' REPORT

                           EXPLOSION PROMOTIONS, INC.

                                    CONTENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                          PAGE #

Independent Auditors' Report                                                 1

Financial Statements:

   Balance Sheet                                                             2

   Statement of Operations                                                   3

   Statement of Stockholders' Deficit                                        4

   Statement of Cash Flows                                                   5

   Notes to Financial Statements                                           6-10

Supplemental Information:

   Schedule of Cost of Sales                                                11

   Schedule of General and Administrative Expenses                          11

The Board of Directors
Explosion Promotions, Inc.


We have audited the balance sheet of Explosion Promotions, Inc. as of December 31, 1999, and the related statements of operations, stockholders' deficit and cash flows for the year then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Explosion Promotions, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in the financial statements, the Company has suffered losses from operations and has a deficit in stockholders' equity. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





Liebman Goldberg & Drogin, LLP


May 18, 2001

                           EXPLOSION PROMOTIONS, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1999
                                     ASSETS

Current Assets:
    Cash and cash equivalents                                         $   7,280

  Property and equipment, net of accumulated depreciation
   of $14,015                                                            22,152

Other Assets:
    Security deposits                                                     1,800
                                                                      ---------

Total assets                                                          $  31,232
                                                                      =========

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)


Current Liabilities:
                 Loans payable - current                              $ 450,000
                Accrued expenses payable                                 71,671
                                                                      ---------
               Total current liabilities                                521,671
                                                                      ---------

Long-Term Liabilities:
    Loan payable - officer                                               38,300
                                                                      ---------
      Total long-term liabilities                                        38,300
                                                                      ---------

      Total liabilities                                                 559,971
                                                                      ---------

Commitments and Contingencies

Stockholders' (Deficit):
Common stock, no par value per share, 200                                   200
issued and outstanding

Deficit                                                                (528,939)
                                                                      ---------
      Total stockholders' (deficit)                                    (528,739)
                                                                      ---------

Total liabilities and stockholders' (deficit)                         $  31,232
                                                                      =========


                       See Notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999



Revenues                                                              $ 158,107

Cost of sales                                                           265,473
                                                                      ---------

Gross (loss)                                                           (107,366)

Expenses:
   Selling, general and administrative                                 (206,538)
                                                                      ---------

   Loss from operations                                                (313,904)

   Interest expense                                                      39,866

   Depreciation                                                           7,233
                                                                      ---------

Loss before provision for income taxes                                 (361,003)

Provision for income taxes                                                 (374)
                                                                      ---------

Net (loss)                                                            $(361,377)
                                                                      =========

Net (loss) per share (basic and diluted)
   based upon 200 weighted average shares
   outstanding for December 31, 1999                                  $  (1,807)
                                                                      =========


                       See Notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.

                      STATEMENT OF STOCKHOLDERS' (DEFICIT)

                      FOR THE YEAR ENDED DECEMBER 31, 1999



                                              Common Stock
                                        -----------------------
                                          Shares         Amount       (Deficit)
                                        ---------      ---------      ---------

Balance - January 1, 1999                     200      $     200      $(167,562)

Net (loss) for the year
December 31, 1999                              --             --       (361,377)
                                        ---------      ---------      ---------

Balance - December 31, 1999                   200      $     200      $(528,939)
                                        =========      =========      =========


                       See notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999



Cash Flows from Operating Activities:
   Net (loss)                                                         $(361,377)
Adjustments to Reconcile Net Loss to Net Cash
   (Used in) Operating Activities:
   Depreciation and amortization                     $   7,233
   Changes in Assets and Liabilities:
   Increase in accrued expenses payable                 71,671
                                                     ---------
     Total adjustments                                                   78,904
                                                                      ---------

     Net cash (used in) operating activities                           (282,473)

Cash Flows from Investing Activities:
Acquisition of property and equipment                   (2,258)
                                                     ---------
     Net cash (used in) investing activities                             (2,258)

Cash Flows from Financing Activities:
   Proceeds from loans payable                         280,000
   Increase in officer loan payable                      6,500
                                                     ---------
     Net cash provided by financing activities                          286,500
                                                                      ---------

Increase in cash and cash equivalents                                     1,769

Cash and cash equivalents - beginning of year                             5,511
                                                                      ---------

Cash and cash equivalents - end of year                               $   7,280
                                                                      =========

Supplemental Disclosures:

     Income tax                                                       $     374
                                                                      =========

     Interest paid                                                    $     180
                                                                      =========


                       See notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 1999


Note 1 - Nature of Business:
----------------------------

         Explosion Promotions, Inc. was incorporated in New York on January 22, 1997. The Company is a diversified sports entertainment business currently specializing in the sports field of boxing. The Company presently operates three divisions that include a licensed boxing promotions Company (Explosion), a boxing gym and sports center that trains/teaches professionals, amateurs and others in boxing (Gleasons Gym of Garden City - a division of Explosion) and a cablevision televised boxing talk show (Inside the Ring, Inc.). Subsequent to December 31, 1999, the Company acquired all of the outstanding stock of Inside the Ring. During 1999, the Company advanced production expenditures on behalf of Inside the Ring.

Note 2 - Summary of Significant Accounting Policies:
----------------------------------------------------

         Revenue Recognition and Accounting Policies:
         --------------------------------------------

         Revenue recognition policies vary for the different business operations and are as follows:

                  Boxing Promotions - revenues are recognized when events take place and income is received from gate receipts and ancillary sales (food, promotional items, etc.) guaranteed promotions, or sharing of a fighter's purse.

                  Gym and Training Facility - revenues are recognized when customers attend and utilize the facility. Yearly or other than day to day membership fees are amortized over their life.

                  Inside the Ring - to date there has been no revenue. Production costs advanced by the Company on behalf of Inside the Ring have been expensed. Future revenues will be accrued and reported as income as they relate to production periods.

         Fair Value of Financial Instruments:
         ------------------------------------

         SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure of the fair value information, whether or not recognized in the balance sheet, where it is practicable to estimate that value. The amounts reported for cash, accounts receivable, loans payable, accounts payable and accrued expenses approximate the fair value because of their short maturities.

         Cash and Cash Equivalents:
         --------------------------

         For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

                           EXPLOSION PROMOTIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 1999


Note 2 - Summary of Significant Accounting Policies (Continued):
----------------------------------------------------------------

         Property and Equipment:
         -----------------------

         Property and equipment are stated at cost, less accumulated depreciation. Deprecation is computed on a straight-line basis over the estimated useful lives of the related assets, which range from five to seven years. Depreciation expense for the year ended December 31, 1999 was $7,233.

         Impairment of Long-Lived Assets:
         --------------------------------

         At December 31, 1999, the Company had not completed its evaluation of the Adoption of SFAS # 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of".

         Intangible and other long-lived assets should be reviewed whenever indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the related asset carrying amount.

         Concentration of Credit Risk:
         -----------------------------

         Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's investment policy is to invest in low risk, highly liquid investments.

         Income Taxes:
         -------------

         At December 31, 1999, the Company had net operating loss carryforwards of $528,939. The Company's deferred tax asset relating to the net operating loss carryforward was approximately $238,000. A valuation allowance of this asset has been recorded, accordingly, no tax benefit is reflected in the statement of operations. The net operating loss carryforwards begin to expire in 2018.

                           EXPLOSION PROMOTIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 1999


Note 2 - Summary of Significant Accounting Policies (Continued):
----------------------------------------------------------------

         Loss per Share:
         ---------------

         The Company has adopted Financial Accounting Standards Board (FASB) Statement No. 128, "Earnings per Share". The statement establishes standards for computing and presenting earnings per share (EPS). It replaced the presentation of primary EPS with a presentation of basic EPS and also requires dual presentation of basic and diluted EPS on the face of the income statement. The statement was retroactively applied to the prior loss per share but did not have any effect.

         Basic loss per share was computed by dividing the Company's net loss by the weighted average number of common shares outstanding during the period. There is no presentation of diluted loss per share as there are no other anti-dilutive issuances or substantially identical stocks. The weighted average number of common shares used to calculate loss per common share during the year ended December 31, 1999 was 200 shares.

         Use of Estimates:
         -----------------

         The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates and such differences could be material to the financial statements.

         Advertising Expense:
         --------------------

         Advertising expense is charged to income during the period incurred. For the year ended December 31, 1999, the Company had $14,990 of advertising costs.

         Going Concern:
         --------------

         The Company has suffered significant losses and has negative working capital. This raises substantial doubt about the Company's ability to continue as a going concern. Although sales increased substantially in the year 2000, the Company did not operate profitably and required substantial additional loans.

                           EXPLOSION PROMOTIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 1999


Note 3 - Property and Equipment:
--------------------------------

         Property and equipment are summarized by major classifications as follows:

                                                               December 31, 1999
                                                               -----------------
                  Machinery and equipment                          $  36,167
                  Less: accumulated depreciation                      14,015
                                                                   ---------
                                                                   $  22,152
                                                                   =========

         Subsequent to December 31, 1999, the Company terminated its business relationship in Venice, Florida. Approximately $22,500 of equipment was abandoned.

Note 4 - Loans Payable:
-----------------------

         During the year ended December 31, 1999, the Company received loans from a non-related entity. The loans mature at various periods and accrued interest at 10% per annum. The loans do not require any principal payments be made. The lender is assisting the Company in its acquisition by Premier Sports Media and Entertainment Group, Inc. a newly formed Company whose core business is in various areas of entertainment. The lender also is participating with Premier in its private placement. Reference is made to Note 7 regarding the Premier acquisition.


Note 5 - Stockholders' Equity:
------------------------------

         The Company issued 200 shares of its common stock to two non-related shareholders. As discussed in Note 7 and as part of the merger into Premier Boxing, Inc.; 250,000 shares were issued to the two shareholders' in exchange for their Explosion shares.

                           EXPLOSION PROMOTIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 1999


Note 6 - Commitments and Contingencies:
---------------------------------------

         The Company utilizes office facilities at its lender. Also, it maintains a facility on Long Island, New York used for Gleasons Gym. Rent expense for the year ended December 31, 1999 was $45,613. Annual rental commitments for the years ended December 31, are as follows:

            2000                                 $  42,000
            2001                                    42,000
            2002                                    42,000
            2003                                    12,000

Note 7 - Subsequent Events:
---------------------------

         On April 10, 2001, the Company entered into successive mergers with Premier Boxing, Inc. and Premier Sports Media and Entertainment Group, Inc. Premier Boxing, Inc. is a wholly-owned subsidiary of Premier Sports Media and Entertainment Group, Inc. ("PSM & EG"). PSM & EG issued 250,000 shares of its common stock for all the outstanding shares of the Company's common stock. Additionally, PSM & EG was to pay $1,487,158 in cash and or a note payable to the Company. This amount represented loans advanced to Explosion (including interest) by a non-related party. This promissory note was to be paid no later than one month from the closing.

         Additionally, as part of the merger, another wholly-owned subsidiary of PSM & EG acquired a non-related entity. Premier Entertainment Group, Inc. acquired all the outstanding stock of CNB Sports and Entertainment, Inc. (formerly CNB Entertainment and Sports, LLC).

         PSM & EG intends to become a diverse sports media and entertainment company, and is involved in a private placement intending to utilize proceeds to develop and finance its future activities.


                       See notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.

                            SUPPLEMENTAL INFORMATION

                      FOR THE YEAR ENDED DECEMBER 31, 1999



Cost of Sales:
   Advertising and promotional costs                                    $ 15,197
   Official fees                                                           8,246
   Training                                                                4,221
   Fighters purses                                                       152,882
   Venue rent                                                              6,230
   Production costs                                                       76,122
   Commissions                                                             2,575
                                                                        --------

      Total cost of sales                                               $265,473
                                                                        ========

General and Administrative Expenses:
   Rent                                                                 $ 42,000
   Salaries                                                               78,626
   Travel and entertainment                                               36,577
   Fees and permits                                                        8,386
   Telephone                                                              10,357
   Professional fees                                                      22,300
   Security                                                                1,363
   Insurance                                                               3,078
   Auto                                                                      696
   Office                                                                  3,155
                                                                        --------

      Total general and administrative expenses                         $206,538
                                                                        ========


                       See notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS
                          AND SUPPLEMENTAL INFORMATION

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                      with

                          INDEPENDENT AUDITORS' REPORT

                           EXPLOSION PROMOTIONS, INC.

                                    CONTENTS


                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                          PAGE #

Independent Auditors' Report                                                1

Financial Statements:

   Consolidated Balance Sheet                                               2

   Consolidated Statement of Operations                                     3

   Consolidated Statement of Stockholders' Deficit                          4

   Consolidated Statement of Cash Flows                                     5

   Notes to Consolidated Financial Statements                             6 - 10

Supplemental Information:

   Consolidated Schedule of Cost of Sales                                  11

   Consolidated Schedule of General and Administrative Expenses            11

The Board of Directors
Explosion Promotions, Inc.


We have audited the accompanying consolidated balance sheets of Explosion Promotions, Inc. as of December 31, 2000, and the related consolidated statements of operations, stockholders' deficit and cash flows for the year then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall consolidated financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects the financial position of Explosion Promotions, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in the notes to the consolidated financial statements, the Company has suffered losses from operations and has a deficit in stockholders' equity. This raises substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.





Liebman Goldberg & Drogin, LLP


May 23, 2001

                           EXPLOSION PROMOTIONS, INC.
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2000
                                     ASSETS


Current Assets:
   Cash and cash equivalents                                        $        20
   Prepaid expenses                                                       2,747
   Advances                                                              69,000
                                                                    -----------
   Total current assets                                                  71,767
                                                                    -----------

Property and equipment, net of accumulated
depreciation of $14,015
                                                                    -----------

Other Assets:
   Security deposits                                                      1,800
                                                                    -----------

Total assets                                                        $    73,567
                                                                    ===========

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
   Loans payable - current
                                                                    $ 1,149,000
   Accounts payable                                                     107,085
   Accrued expenses payable                                             236,175
                                                                    -----------
     Total current liabilities
                                                                      1,492,260
                                                                    -----------

Long-Term Liabilities:
   Loan payable - officer                                                38,300
                                                                    -----------
     Total long-term liabilities                                         38,300
                                                                    -----------

     Total liabilities
                                                                      1,530,560
                                                                    -----------

Commitments and Contingencies

Stockholders' (Deficit):
   Common stock, no par value per share, 200
     shares authorized 200 issued and outstanding                           200
   Deficit
                                                                     (1,457,193)
                                                                    -----------
     Total stockholders' (deficit)
                                                                     (1,456,993)
                                                                    -----------
Total liabilities and stockholders' (deficit)                       $    73,567
                                                                    ===========


                       See notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.

                      CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000



Revenues                                                            $ 1,113,382

Cost of sales                                                         1,347,534
                                                                    -----------

Gross (loss)                                                           (234,152)

Expenses:
   Selling, general and administrative                                  514,267
                                                                    -----------

Loss from operations                                                   (748,419)

   Interest expense                                                    (157,266)

   Loss on abandonment                                                  (22,152)
                                                                    -----------

Loss before provision for income taxes                                 (927,837)

Provision for income taxes                                                 (417)
                                                                    -----------

Net (loss)                                                          $  (928,254)
                                                                    ===========

Net (loss) per share (basic and diluted)
   Based upon 200 weighted average shares
   Outstanding for December 31, 2000                                $    (4,641)
                                                                    ===========


                       See notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.

                CONSOLIDATED STATEMENT OF STOCKHOLDERS' (DEFICIT)

                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                             Common  Stock
                                      --------------------------
                                         Shares         Amount       (Deficit)
                                      -----------    -----------    -----------

Balance - January 1, 2000                     200    $       200    $  (528,939)

Net (loss) for the year
December 31, 2000                              --             --       (928,254)
                                      -----------    -----------    -----------

Balance - December 31, 2000                   200    $       200    $(1,457,193)
                                      ===========    ===========    ===========


                       See notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 2000



Cash Flows from Operating Activities:
Net (loss)                                                            $(928,254)
Loss on abandonment
Adjustments to Reconcile Net Loss to Net Cash
(Used in) Operating Activities:
Depreciation and amortization                        $  22,152
Changes in Assets and Liabilities:
Increase in prepaid expenses                            (2,747)
Increase in accounts payable                           107,085
Advances                                               (69,000)
Increase in accrued expenses payable                   164,504
                                                     ---------
Total adjustments                                                       221,994
                                                                      ---------

Net cash (used in) operating activities                                (706,260)

Cash Flows from Financing Activities:
Proceeds from loans payable                          699,000
                                                   ---------
Net cash provided by financing activities                               699,000
                                                                      ---------

Increase in cash and cash equivalents                                    (7,260)

Cash and cash equivalents - beginning of year                             7,280
                                                                      ---------

Cash and cash equivalents - end of year                               $      20
                                                                      =========

Supplemental Disclosures:

Income tax                                                            $     417
                                                                      =========

Interest paid                                                         $      --
                                                                      =========


                       See notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2000


Note 1 - Nature of Business:
----------------------------

         Explosion Promotions, Inc. was incorporated in New York on January 22, 1997. The Company is a diversified sports entertainment business currently specializing in the sports field of boxing. The Company presently operates three divisions that include a licensed boxing promotions Company (Explosion), a boxing gym and sports center that trains/teaches professionals, amateurs and others in boxing (Gleasons Gym of Garden City - a division of Explosion) and a cablevision televised boxing talk show (Inside the Ring, Inc.). Subsequent to December 31, 2000, the Company acquired all of the outstanding stock of Inside the Ring. During 1999, the Company advanced production expenditures on behalf of Inside the Ring.

Note 2 - Summary of Significant Accounting Policies:
----------------------------------------------------

         The consolidated financial statements include the accounts of Explosion Promotions, Inc. and its wholly owned subsidiary; Inside the Ring, Inc. Significant intercompany account and transactions have been eliminated.

         Revenue Recognition and Accounting Policies:
         --------------------------------------------

         Revenue recognition policies vary for the different business operations and are as follows:

                  Boxing Promotions - revenues are recognized when events take place and income is received from gate receipts and ancillary sales (food, promotional items, etc.) guaranteed promotions, or sharing of a fighter's purse.

                  Gym and Training Facility - revenues are recognized when customers attend and utilize the facility. Yearly or other than day to day membership fees are amortized over their life.

                  Inside the Ring - to date there has been no revenue. Production costs advanced by the Company on behalf of Inside the Ring have been expensed. Future revenues will be accrued and reported as income as they relate to production periods.

         Fair Value of Financial Instruments:
         ------------------------------------

         SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure of the fair value information, whether or not recognized in the balance sheet, where it is practicable to estimate that value. The amounts reported for cash, accounts receivable, loans payable, accounts payable and accrued expenses approximate the fair value because of their short maturities.

         Cash and Cash Equivalents:
         --------------------------

         For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

                           EXPLOSION PROMOTIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2000


Note 2 - Summary of Significant Accounting Policies (Continued):
----------------------------------------------------------------

         Property and Equipment:
         -----------------------

         Property and equipment are stated at cost, less accumulated depreciation. Deprecation is computed on a straight-line basis over the estimated useful lives of the related assets, which range from five to seven years. Depreciation expense for the year ended December 31, 2000 was $-0-.

         Impairment of Long-Lived Assets:
         --------------------------------

         At December 31, 2000, the Company had not completed its evaluation of the Adoption of SFAS # 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of".

         Intangible and other long-lived assets should be reviewed whenever indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the related asset carrying amount.

         Concentration of Credit Risk:
         -----------------------------

         Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's investment policy is to invest in low risk, highly liquid investments.

         Income Taxes:
         -------------

         At December 31, 2000, the Company had net operating loss carryforwards of $1,375,812. The Company's deferred tax asset relating to the net operating loss carryforward was approximately $619,000. A valuation allowance of this asset has been recorded, accordingly, no tax benefit is reflected in the statement of operations. The net operating loss carryforwards begin to expire in 2018.

                           EXPLOSION PROMOTIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2000


Note 2 - Summary of Significant Accounting Policies (Continued):
----------------------------------------------------------------

         Loss per Share:
         ---------------

         The Company has adopted Financial Accounting Standards Board (FASB) Statement No. 128, "Earnings per Share". The statement establishes standards for computing and presenting earnings per share (EPS). It replaced the presentation of primary EPS with a presentation of basic EPS and also requires dual presentation of basic and diluted EPS on the face of the income statement. The statement was retroactively applied to the prior loss per share but did not have any effect.

         Basic loss per share was computed by dividing the Company's net loss by the weighted average number of common shares outstanding during the period. There is no presentation of diluted loss per share as there are no other anti-dilutive issuances or substantially identical stocks. The weighted average number of common shares used to calculate loss per common share during the year ended December 31, 2000 was 200 shares.

         Use of Estimates:
         -----------------

         The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates and such differences could be material to the financial statements.

         Advertising Expense:
         --------------------

         Advertising expense is charged to income during the period incurred. For the year ended December 31, 2000, the Company had $69,060 of advertising costs.

         Going Concern:
         --------------

         The Company has suffered significant losses and has negative working capital. This raises substantial doubt about the Company's ability to continue as a going concern. Subsequent to December 31, 2000 and as discussed in Note 7, the Company merged into a successor Company and is pursuing additional capital resources.

                           EXPLOSION PROMOTIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2000


Note 3 - Property and Equipment:
--------------------------------

         Property and equipment are summarized by major classifications as follows:

                                                               December 31, 2000
                                                               -----------------
                  Machinery and equipment                          $ 14,015
                  Less: accumulated depreciation                     14,015
                                                                   --------
                                                                   $      0
                                                                   ========

         Subsequent to December 31, 2000, the Company terminated its business relationship in Venice, Florida. Approximately $22,500 of equipment was abandoned.

Note 4 - Loans Payable:
-----------------------

         During the year ended December 31, 2000, the Company received loans from a non-related entity. The loans mature at various periods and accrued interest at 10% per annum. The loans do not require any principal payments be made. The lender is assisting the Company in its acquisition by Premier Sports Media and Entertainment Group, Inc. a newly formed Company whose core business is in various areas of entertainment. The lender also is participating with Premier in its private placement. Reference is made to Note 7 regarding the Premier acquisition.


Note 5 - Stockholders' Equity:
------------------------------

         The Company issued 200 shares of its common stock to two non-related shareholders. As discussed in Note 7 and as part of the merger into Premier Boxing, Inc.; 250,000 shares were issued to the two shareholders' in exchange for their Explosion shares.

                           EXPLOSION PROMOTIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2000


Note 6 - Commitments and Contingencies:
---------------------------------------

         The Company utilizes office facilities at its lender. Also, it maintains a facility on Long Island, New York used for Gleasons Gym. Rent expense for the year ended December 31, 2000 was $42,000. Annual rental commitments for the years ended December 31, are as follows:

            2001                          $ 42,000
            2002                            42,000
            2003                            12,000

Note 7 - Subsequent Events:
---------------------------

         On April 10, 2001, the Company entered into successive mergers with Premier Boxing, Inc. and Premier Sports Media and Entertainment Group, Inc. Premier Boxing, Inc. is a wholly-owned subsidiary of Premier Sports Media and Entertainment Group, Inc. ("PSM & EG"). PSM & EG issued 250,000 shares of its common stock for all the outstanding shares of the Company's common stock. Additionally, PSM & EG was to pay $1,487,158 in cash and or a note payable to the Company. This amount represented loans advanced to Explosion (including interest) by a non-related party. This promissory note was to be paid no later than one month from the closing.

         Additionally, as part of the merger, another wholly-owned subsidiary of PSM & EG acquired a non-related entity. Premier Entertainment Group, Inc. acquired all the outstanding stock of CNB Sports and Entertainment, Inc. (formerly CNB Entertainment and Sports, LLC).

         PSM & EG intends to become a diverse sports media and entertainment company, and is involved in a private placement intending to utilize proceeds to develop and finance its future activities.


                       See notes to financial statements.

                           EXPLOSION PROMOTIONS, INC.

                      CONSOLIDATED SUPPLEMENTAL INFORMATION

                      FOR THE YEAR ENDED DECEMBER 31, 2000



Cost of Sales:
   Advertising and promotional costs                                  $   69,060
   Official fees                                                          31,447
   Training                                                               39,040
   Fighters purses                                                       893,517
   Venue rent                                                              8,198
   Production costs                                                      236,172
   Commissions                                                            70,100
                                                                      ----------

     Total cost of sales                                              $1,347,534
                                                                      ==========

General and Administrative Expenses:
   Rent                                                               $   42,000
   Salaries                                                              201,300
   Payroll taxes                                                          17,111
   Employee benefits                                                      14,751
   Travel and entertainment                                               98,353
   Fees and permits                                                       40,898
   Telephone                                                              11,453
   Professional fees                                                      72,496
   Insurance                                                               7,101
   Office                                                                  8,804
                                                                      ----------

     Total general and administrative expenses                        $  514,267
                                                                      ==========


                       See notes to financial statements.

         (b)      Pro Forma Financial Information of Jaguar and Consolidated
                  ----------------------------------------------------------
                  Financial Statements (unaudited) of Premier.
                  -------------------------------------------



                            JAGUAR INVESTMENTS, INC.
               UNAUDITED PROFORMA COMBINED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001



                                                HISTORICAL                       PROFORMA
                                                  JAGUAR         PREMIER        ADJUSTMENTS     COMBINED
                                                -----------    -----------      -----------    -----------
ASSETS
   Cash and Cash Equivalents                                   $     3,142                     $     3,142
   Prepaid Expenses                                                  2,747                           2,747
   Promotional Advances                                             94,413                          94,413
   Fixed Assets - Net                                               23,769                          23,769
   Investments                                                      15,000 (1)    3,756,352         15,000
                                                                           (2)   (3,756,352)
   Security Deposits                                                29,837                          29,837
   Goodwill                                                        299,034 (2)    3,756,151      3,491,762
                                                         --           -    (4)     (563,423)            --
                                                -----------    -----------      -----------    -----------
                                                         --    $   467,942        3,192,728    $ 3,660,670
                                                ===========    ===========      ===========    ===========


LIABILITIES AND STOCKHOLDERS'
DEFICIT
   Loans Payable                                               $ 1,825,883                     $ 1,825,883
   Advances Affiliates                                             289,011                         289,011
   Accounts Payable and Accrued expenses                900      1,735,379                       1,736,279
     Less: Prepaid Production Cost                                (714,279)                       (714,279)
   Loans Payable - Officer                                          38,300                          38,300
   Common Stock                                      11,310          3,889 (1)        1,000         12,310
                                                                           (2)       (3,889)
   Additional Paid in Capital                        13,537         (3,688)(1)    3,755,352      1,062,336
                                                                           (2)        3,688
                                                                           (3)   (2,706,553)
   Retained Earnings - Deficit                      (25,747)    (2,706,553)(3)    2,706,553       (589,170)
                                                         --             --         (563,423)            --
                                                -----------    -----------      -----------    -----------
                                                         --    $   467,942        3,192,728    $ 3,660,670
                                                ===========    ===========      ===========    ===========

                            JAGUAR INVESTMENTS, INC.
                   UNAUDITED COMBINED STATEMENT OF OPERATIONS
                            AS OF SEPTEMBER 30, 2001



                                                HISTORICAL                       PROFORMA
                                                  JAGUAR         PREMIER        ADJUSTMENTS     COMBINED
                                                -----------    -----------      -----------    -----------
Revenues                                                       $   599,148                     $   599,148

Cost of Sales                                                      128,942               --        128,942
                                                               -----------      -----------    -----------

Gross Profit                                                       470,206               --        470,206

Expenses:
   Selling, general and administrative                           1,619,706 (4)      563,423      2,183,129
                                                               -----------      -----------    -----------

Loss from operations                                            (1,149,500)        (563,423)    (1,712,923)

   Interest Expense                                                (99,860)              --        (99,860)
                                                               -----------      -----------    -----------

Loss before provisions for income taxes                         (1,249,360)        (563,423)    (1,812,783)

Provision for income taxes                                              --               --             --

Net (loss)                                                     $(1,249,360)        (563,423)   $(1,812,783)
                                                               ===========      ===========    ===========


Net (loss) per share (basic and diluted)
based upon 12,310,000 weighted
average shares
outstanding at September 30, 2001                              $     (0.10)              --    $     (0.15)
                                                               ===========      ===========    ===========

                             JAGUAR INVESTMENTS INC.
                              PRO-FORMA ADJUSTMENTS
                                     9/30/01



                        (1)
Investment                                                   $3,756,352
      Common Stock ((1,000,000 @ $001                                      $    1,000
      Paid in capital                                                       3,755,352
To record issuance of 1,000,000 shares to acquire Premier

                        (2)
Goodwill                                                     $3,756,151
      Common Stock                                           $    3,889
      Paid in capital                                                      $    3,688
      Investment                                                            3,756,352
To eliminate investment and equity (Deficit)

                        (3)
Paid in capital                                              $2,706,553
      Retained earnings - Deficit                                          $2,706,553

                        (4)
Selling general & administration expenses                    $  563,423
      Goodwill                                                             $  563,423
To amortize over 5 years for 9 months at $62,603 month

                             JAGUAR INVESTMENTS INC.
                 NOTES TO UNAUDITED PROFORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS


The unaudited proforma combined condensed financial statements reflect the acquisition of Premier Sports Media and Entertainment Group, Inc. by Jaguar Investments, Inc. On December 20, 2001, Jaguar issued 1,000,000 shared of its common stock in exchange for all the outstanding shares of Premier. After giving effect to the transaction, Jaguar had 12,310,000 common shares outstanding. Subsequent to the transaction, the following occurred:

         1. The majority owner of Jaguar's common stock entered into an agreement to sell 9,000,000 of his 10,000,000 common shares owned; for $20,000 to an entity related to Premier. This transaction was completed December 28, 2001, and the change in control deems the Jaguar acquisition to be a downstream merger or reverse acquisition. In a reverse acquisition, the acquired company is the surviving entity.

         2. In October, 2001, the company issued 100,000 shares of its common stock to various unrelated parties in settlement of unpaid services. The proforma financials have not reflected the issuance of the shares regarding this event.

Any acquisition expenses incurred by Jaguar are not expected to be material and accordingly, have not been included in the unaudited proforma combined condensed financial statement.

The following is an analysis of Jaguar's acquisition of Premier:

Consideration exchanged consisted of the following:


1.  1,000,000 shares Jaguar common stock at $1.05 per share         $1,050,000
2.  Liabilities in excess of assets/Premier                          2,706,352
                                                                    ----------
            Total investment                                        $3,756,352
                                                                    ==========

3. Elimination of Premier common stock and paid in capital                (201)
                                                                    ----------
4. Excess Goodwill                                                  $3,7561,151
                                                                    ===========


Proforma adjustments giving effect to the acquisition in the unaudited proforma combined condensed financial statements reflect the following:

         1. To record issuance of 1,000,000 shares of common stock by Jaguar re: acquisition
         2.   To eliminate investment in Premier and record goodwill
         3.   To offset Premier's retained earnings deficit to paid in capital
         4.   To amortize goodwill for 9 months at $62,603/month.

               PREMIER SPORTS MEDIA AND ENTERTAINMENT GROUP, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS
                          AND SUPPLEMENTAL INFORMATION
                                   (UNAUDITED)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

               PREMIER SPORTS MEDIA AND ENTERTAINMENT GROUP, INC.
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001
                                    UNAUDITED
                                     ASSETS

Current Assets:
   Cash and cash equivalents                                                $     3,142
   Prepaid expenses                                                               2,747
   Promotional advances                                                          94,413
                                                                            -----------
     Total current assets                                                       100,302
                                                                            -----------

Property and equipment, net of accumulated
depreciation of $37,608                                                          23,769
                                                                            -----------

Other Assets:
   Security deposits                                                             29,837
   Investment                                                                    15,000
   Goodwill                                                                     299,034
                                                                            -----------
     Total other assets                                                         343,871
                                                                            -----------
Total assets                                                                $   467,942
                                                                            ===========

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
   Loans payable                                                            $ 1,825,883
   Advances from affiliate                                                      289,011
   Accounts payable and accrued expenses                       1,735,379
   Less: Prepaid productions costs                              (714,279)     1,021,100
                                                             -----------    -----------
     Total current liabilities                                                3,135,994
                                                                            -----------

Long-Term Liabilities:
   Loan payable - officer                                                        38,300
                                                                            -----------
   Total long-term liabilities                                                   38,300
                                                                            -----------
   Total liabilities                                                          3,174,294
                                                                            -----------

Commitments and Contingencies
Stockholders' (Deficit):
   Common stock, $.01 value per share, 10,000,000
   shares authorized; 388,889 shares issued and outstanding                       3,889
   Paid in capital                                                               (3,688)
   Deficit                                                                   (2,706,553)
                                                                            -----------
     Total stockholders' (deficit)                                           (2,706,352)
                                                                            -----------
     Total liabilities and stockholders' (deficit)                          $   467,942
                                                                            ===========


                       See notes to financial statements.

               PREMIER SPORTS MEDIA AND ENTERTAINMENT GROUP, INC.

                CONSOLIDATED STATEMENT OF STOCKHOLDERS' (DEFICIT)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                    UNAUDITED



                                           Common Stock
                                    --------------------------      Paid-in
                                       Shares         Amount        Capital     (Deficit)
                                    -----------    -----------    -----------    -----------

        Balance - January 1, 2001           200    $       200             --    $(1,457,193)

      Capital contribution to CNB             1              1             --             --

           Issuance of shares re:
                   Premier Merger       388,889          3,889         (3,889)            --

Cancellation of shares re: merger          (201)          (201)           201             --

          Net (loss) for the year
               September 30, 2001            --             --             --     (1,249,360)
                                    -----------    -----------    -----------    -----------


     Balance - September 30, 2001       388,889    $     3,889    $    (3,688)   $(2,706,553)
                                    ===========    ===========    ===========    ===========


                       See notes to financial statements.

               PREMIER SPORTS MEDIA AND ENTERTAINMENT GROUP, INC.

                      CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                    UNAUDITED



Revenues                                                            $   599,148

Cost of sales                                                           128,942
                                                                    -----------

Gross profit                                                            470,206

Expenses:
   Selling, general and administrative                                1,619,706
                                                                    -----------

Loss from operations                                                 (1,149,500)

Interest expense                                                        (99,860)
                                                                    -----------

Loss before provision for income taxes                               (1,249,360)

Provision for income taxes                                                   --
                                                                    -----------

Net (loss)                                                          $(1,249,360)
                                                                    ===========

Net (loss) per share (basic and diluted) based
   upon 388,889 weighted average shares
   outstanding at September 30, 2001                                $     (3.21)
                                                                    ===========


                       See notes to financial statements.

               PREMIER SPORTS MEDIA AND ENTERTAINMENT GROUP, INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                    UNAUDITED


Cash Flows from Operating Activities:
   Net (loss)                                                       $(1,249,360)
   Depreciation                                     $     7,850
   Increase (Decrease) in Cash Attributable to
     Changes in Assets and Liabilities
   Accounts receivable                                   25,500
   Other receivables                                    (25,413)
   Due from affiliated companies                       (628,865)
   Security deposits                                    (26,937)
   Accounts payable and accrued expenses              1,356,337
                                                    -----------
     Total adjustments                                                  708,472
                                                                    -----------

     Net cash (used in) operating activities                           (540,888)

Cash Flows from Financing Activities:
   Proceeds from loans payable                          551,883
                                                    -----------
     Net cash provided by financing activities                          551,883

Cash Flows from Investing Activities:
   Purchases of fixed assets                             (8,120)
                                                    -----------
     Net cash (used in) investing activities                             (8,120)
                                                                    -----------

Increase in cash and cash equivalents                                     2,875

Cash and cash equivalents - beginning of period                             267
                                                                    -----------

Cash and cash equivalents - end of period                           $     3,142
                                                                    ===========

Supplemental Disclosures:

   Income tax                                                       $       820
                                                                    ===========

   Interest paid                                                    $        --
                                                                    ===========


                       See notes to financial statements.

               PREMIER SPORTS MEDIA AND ENTERTAINMENT GROUP, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2001
                                    UNAUDITED


Note 1 - Nature of Business:
----------------------------

         Premier Sports Media and Entertainment Group, Inc. (the "Company") was incorporated in New York on September 18, 2000 as Premier Sports Media Group, Inc. On January 17, 2001, the Company filed an amendment with New York State changing its name and increasing its authorized common stock shares to 10,000,000. The Company's subsidiaries include Premier Boxing, Inc. (formerly Explosion Promotions, Inc.), Premier Entertainment Group, Inc. (formerly CNB Sports and Entertainment, Inc. and now known as same; after merger and name change). The Company controls all of the outstanding shares of the subsidiaries as a result of mergers on April 10, 2001 and April 5, 2001 respectively. The Company is a diverse sports media and entertainment company as a result of the mergers.

Note 2 - Summary of Significant Accounting Policies:
----------------------------------------------------

         The consolidated financial statements include the accounts of Premier Boxing, Inc. and CNB Sports and Entertainment, Inc. Additionally, Premier Boxing, Inc. has an inactive subsidiary; Inside the Ring, Inc. Significant intercompany account and transactions have been eliminated.

         Revenue Recognition and Accounting Policies:
         --------------------------------------------

         Revenue recognition policies vary for the different business operations and are as follows:

                  Boxing Promotions - revenues are recognized when events take place and income is received from gate receipts and ancillary sales (food, promotional items, etc.) guaranteed promotions, or sharing of a fighter's purse.

                  Gym and Training Facility - revenues are recognized when customers attend and utilize the facility. Nine monthly or other than day to day membership fees are amortized over their life.

                  Inside the Ring - to date there has been no revenue. Production costs advanced by the Company on behalf of Inside the Ring have been expensed. Future revenues will be accrued and reported as income as they relate to production periods.

         Certain expenditures are advanced for various promotional and production projects. As revenues on these projects are recognized, the advances will be expensed proportionately. Additionally, if a project is abandoned or determined to be now recoupable all advances related to the specific project will be expenses.

         Fair Value of Financial Instruments:
         ------------------------------------

         SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure of the fair value information, whether or not recognized in the balance sheet, where it is practicable to estimate that value. The amounts reported for cash, accounts receivable, loans payable, accounts payable and accrued expenses approximate the fair value because of their short maturities.

               PREMIER SPORTS MEDIA AND ENTERTAINMENT GROUP, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2001
                                    UNAUDITED


Note 2 - Summary of Significant Accounting Policies (Continued):
----------------------------------------------------------------

         Cash and Cash Equivalents:
         --------------------------

         For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

         Property and Equipment:
         -----------------------

         Property and equipment are stated at cost, less accumulated depreciation. Deprecation is computed on a straight-line basis over the estimated useful lives of the related assets, which range from five to seven nine months. Depreciation expense for the nine months ended September 30, 2001 was $7,850.

         Impairment of Long-Lived Assets:
         --------------------------------

         At September 30, 2001, the Company had not completed its evaluation of the Adoption of SFAS # 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of".

         Intangible and other long-lived assets should be reviewed whenever indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the related asset carrying amount.

         Concentration of Credit Risk:
         -----------------------------

         Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's investment policy is to invest in low risk, highly liquid investments.

         Income Taxes:
         -------------

         At September 30, 2001, the Company had net operating loss carryforwards of $1,457,193, which begin to expire in 2018. The Company complies with SFAS 109, "Accounting for Income Taxes", which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities, that will result in future taxable for deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The Company's deferred tax asset, relating to the net operating loss carryforward was approximately $655,700. Based upon the Company's ability to continue as a going concern, the Company has recorded a 100% valuation allowance of this asset. Accordingly, no tax benefit is reflected in the statement of operations.

               PREMIER SPORTS MEDIA AND ENTERTAINMENT GROUP, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2001
                                    UNAUDITED


Note 2 - Summary of Significant Accounting Policies (Continued):
----------------------------------------------------------------

         Loss per Share:
         ---------------

         The Company has adopted Financial Accounting Standards Board (FASB) Statement No. 128, "Earnings per Share". The statement establishes standards for computing and presenting earnings per share (EPS). It replaced the presentation of primary EPS with a presentation of basic EPS and also requires dual presentation of basic and diluted EPS on the face of the income statement. The statement was retroactively applied to the prior loss per share but did not have any effect.

         Basic loss per share was computed by dividing the Company's net loss by the weighted average number of common shares outstanding during the period. There is no presentation of diluted loss per share as there are no other anti-dilutive issuances or substantially identical stocks. The weighted average number of common shares used to calculate loss per common share during the period ended September 30, 2001 was 388,889 shares.

         Use of Estimates:
         -----------------

         The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates and such differences could be material to the financial statements.

         Advertising Expense:
         --------------------

         Advertising expense is charged to income during the period incurred. For the nine months ended September 30, 2001, the Company had $3,649 of advertising costs.

         Ability to Continue as a Going Concern:
         ---------------------------------------

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company, as shown in the accompanying financial statements, has a deficit of $2,706,553 at September 30, 2001. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Subsequent to September 30, 2001, and as discussed in Note 8, the Company exchanged all of its outstanding stock for 1,000,000 shares of Jaguar Investments, Inc., a publicly traded shell. The Company has sustained losses since its inception. As part of its merger, the Company plans to raise future capital through debt or equity financing to support its need for positive cash flows.

Note 3 - Investment:
--------------------

         The Company converted a loan receivable from an entity owned by certain related parties in the amount of $15,000 into a 3% equity ownership stake. No repayments on the original loan were made prior to conversion.

               PREMIER SPORTS MEDIA AND ENTERTAINMENT GROUP, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2001

                                    UNAUDITED
                                    ---------


Note 4 - Property and Equipment:
--------------------------------

         Property and equipment are summarized by major classifications as follows:

                  Machinery and equipment                       $ 61,377
                  Less: Accumulated depreciation                 (37,608)
                                                                --------
                                                                $ 23,769
                                                                ========

Note 5 - Loans Payable:
-----------------------

         Loans payable consist of the following:

         Various demand promissory notes with interest payable at 10%
         per annum from a related party. Loan extensions have been granted      $1,416,917

         Demand promissory note with interest payable at 10% per annum
         from a related party                                                      275,000

         Bank line of credit                                                       109,201

         Non-interest bearing loans from related parties                            24,765
                                                                                ----------
                                                                                $1,825,883
                                                                                ==========

Note 6 - Advances from Affiliate:
---------------------------------

         Various advances to a subsidiary of the Company for expenses incurred were made by a shareholder. There is no specific written agreement between the shareholder, the Company or the shareholder's company; CNB Capital regarding allocated expenses. The sole shareholder of CNB Capital is a minority shareholder of Premier (10%).

Note 7 - Commitments and Contingencies:
---------------------------------------

         The Company utilizes office facilities at the location of its related party. Rent expense allocated to the Company in 2000 was $86,738. Annual rental for the subsequent nine months ended September 30, are as follows:

            2001                                 $  42,000
            2002                                    42,000
            2003                                    12,000

Note 8 - Subsequent Events:
---------------------------

         On May 25, 2001, Premier entered into a non-binding letter of intent to sell 100% of its outstanding shares to Jaguar Investment. Jaguar; a publicly traded shell, will issue 1,000,000 shares of its outstanding common stock to Premier. Jaguar currently trades over the counter on the bulletin board and has 11,310,000 of common shares outstanding. The Company anticipates closing the acquisition by Jaguar on December 12, 2001, subject to a definitive agreement being executed and the completion of various conditions being completed before the closing. One of the conditions is the raising of $3,000,000 by Premier though a private placement of its securities before the acquisition. Premier recently issued a private placement memorandum and is currently attempting to secure private placement funding.

                            Supplemental Information
                            ------------------------

               PREMIER SPORTS MEDIA AND ENTERTAINMENT GROUP, INC.
                      CONSOLIDATED SUPPLEMENTAL INFORMATION
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                    UNAUDITED


Cost of Sales:
   Advertising                                                        $    3,649
   Training                                                                1,663
   Fighters purses                                                         1,160
   Venue rent                                                             56,000
   Production costs                                                       50,270
   Commissions                                                            16,200
                                                                      ----------
     Total cost of sales                                              $  128,942
                                                                      ==========

Selling, General and Administrative Expenses:
   Salaries - office                                                  $  443,712
   Payroll taxes                                                          22,866
   Employee benefits                                                      45,099
   Rent expense                                                          106,357
   Telephone                                                              19,906
   Insurance                                                               4,348
   Consulting                                                             11,345
   Auto expenses                                                           8,627
   Dues and subscriptions                                                    473
   Depreciation expense                                                    7,850
   Management fees                                                        50,000
   Office supplies and expense                                            11,176
   Printing and reproduction                                             143,896
   Maintenance and repairs                                                 2,099
   Postage and messengers                                                  8,169
   Outside services                                                      334,685
   Travel and entertainment                                               33,127
   Professional fees                                                     202,165
   Public relations                                                      137,513
   Fees and permits                                                        1,284
   Equipment rental                                                        4,919
   Utilities                                                               3,770
   Taxes                                                                     820
   Bad debts                                                              15,500
                                                                      ----------
     Total selling, general and administrative expenses               $1,619,706
                                                                      ==========

         (c)      Exhibits.
                  ---------

         Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number            Description
------            -----------


10.1 Agreement and Plan of Share Exchange, dated as of September 24, 2001, by and among Jaguar Enterprises, Inc., Premier Sports Media and Entertainment Group, Inc. and certain shareholders of Premier Sports Media and Entertainment Group, Inc. (omitting all schedules and exhibits.(*)(**)

10.2 Amendment No. 1 to Agreement and Plan of Share Exchange, dated as of November 8, 2001, by and among Jaguar Enterprises, Inc., Premier Sports Media and Entertainment Group, Inc. and certain shareholders of Premier Sports Media and Entertainment Group, Inc. (**)

10.3 Amendment No. 2 to Agreement and Plan of Share Exchange, dated as of November 9, 2001, by and among Jaguar Enterprises, Inc., Premier Sports Media and Entertainment Group, Inc. and certain shareholders of Premier Sports Media and Entertainment Group, Inc. (**)

10.4 Form of Registration Rights Agreement, dated as of December 21, 2001, by and between Jaguar Enterprises, Inc. and certain shareholders of Jaguar Enterprises, Inc. (**)

10.5 Consulting Agreement, dated as of May 1, 2001, by and between Premier Sports Media and Entertainment Group, Inc. and Lori Musumeci and/or Assigns. (**)

10.6 Consulting Agreement, dated as of June 1, 2001, by and between Explosion Promotions, Inc., a wholly owned subsidiary of Premier Sports Media and Entertainment Group, Inc., and Edward Troiano. (**)

10.7 Promotional Agreement , dated as of July 26, 1999, by and among Explosion Promotions, Inc., Eric Harding and Lorenzo de Clemente.

                  _______________

* The Registrant shall furnish all omitted schedules and exhibits to the Agreement and Plan of share Exchange, dated as of September 24, 2001, by and among Jaguar Enterprises, Inc., Premier Sports Media Group, Inc. and the shareholders thereof, upon request of the Securities and Exchange Commission.
**       Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       JAGUAR INVESTMENTS, INC.



                                       By: /s/ GREGORY RICCA
                                           ------------------------------
                                           Name:  Gregory Ricca
                                           Title: Chief Executive Officer




Dated:  January 10, 2002